SCHEDULE 14C INFORMATION
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TEC TECHNOLOGY, INC.
(Name of Registrant as Specified in Its Charter)

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TEC TECHNOLOGY, INC.
Xinqiao Industrial Park
Jingde County
Anhui Province 242600
People's Republic of China
(86) 563 8023488

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is first being mailed on or about December 20, 2011, to the holders of record of the outstanding common stock, $0.001 par value per share (the “Common Stock”) of TEC Technology, Inc., a Delaware corporation (the “Company”), as of the close of business on December 5, 2011 (the “Record Date”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This Information Statement relates to a written consent in lieu of a meeting, dated December 5, 2011, (the “Written Consent”) of a stockholder of the Company owning at least a majority of the outstanding shares of Common Stock of the Company as of the Record Date (the “Majority Stockholder”). Except as otherwise indicated by the context, references in this Information Statement to “Company,” “we,” “us,” or “our” are references to TEC Technology, Inc.

The Written Consent approved a change in the state of incorporation of the Company from Delaware to Nevada by merging the Company with and into a newly formed Nevada subsidiary (the “Reincorporation”), pursuant to an agreement and plan of merger (the “Plan of Merger”), in connection with which the Articles of Incorporation and Bylaws of the Nevada corporation shall become the Articles of Incorporation and Bylaws of the Company.

The Written Consent constitutes the consent of a majority of the total number of shares of outstanding Common Stock and is sufficient under the General Corporation Law of the State of Delaware and our Bylaws to approve the Reincorporation. Accordingly, the Reincorporation is not presently being submitted to our other stockholders for a vote. The action by Written Consent will become effective on January 17, 2012, following the filing of Articles of Merger with the Secretary of State of Nevada and a Certificate of Ownership and Merger with the Secretary of State of Delaware.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(C) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C.

By Order of the Board of Directors,

/s/ Chun Lu
Chun Lu
Chairman of the Board

GENERAL INFORMATION

This Information Statement is being first mailed on or about December 20, 2011, to stockholders of the Company by the Board of Directors to provide material information regarding corporate actions that have been approved by the Written Consent of the Majority Stockholder.

Only one copy of this Information Statement is being delivered to two or more stockholders who share an address unless we have received contrary instruction from one or more of such stockholders. We will promptly deliver, upon written or oral request, a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of the Information Statement, or if in the future you would like to receive multiple copies of information statements or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct us by writing to the corporate secretary at the Company’s executive offices at the address specified above.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE REINCORPORATION.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them.

AUTHORIZATION BY THE BOARD OF DIRECTORS
AND THE MAJORITY STOCKHOLDER

Under the General Corporation Law of the State of Delaware (the “DGCL”) and our Bylaws, any action that can be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of outstanding stock having not less than the minimum number of votes that will be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to such action in writing. The approval of the Reincorporation requires the affirmative vote or written consent of a majority of the issued and outstanding shares of Common Stock. Each stockholder is entitled to one vote per share of Common Stock on any matter which may properly come before the stockholders.

On the Record Date, there were 30,181,552 shares of our Common Stock issued and outstanding with the holders thereof being entitled to cast one vote per share.

On December 5, 2011, our Board of Directors unanimously adopted resolutions approving the Reincorporation and recommended that our stockholders approve the Plan of Merger as set forth in Appendix A. In connection with the adoption of these resolutions, our Board of Directors elected to seek the written consent of the holders of a majority of our outstanding shares in order to reduce associated costs and implement the proposals in a timely manner.

Our Board of Directors believes that the change in our state of incorporation is desirable because it will result in the Company being incorporated in a state with a widely recognized body of corporate law and no state income or corporate franchise taxes.

CONSENTING STOCKHOLDERS

On December 5, 2011, Mr. Hua Peng Phillip Wong, being the record holder of 17,797,372 shares of our Common Stock, constituting 58.97% of our issued and outstanding shares of Common Stock, consented in writing to the Reincorporation. Accordingly, we have obtained all necessary corporate approvals in connection with the Reincorporation. We are not seeking written consent from any other stockholder, and the other stockholders will not be given an opportunity to vote with respect to the actions described in this Information Statement. All necessary corporate approvals have been obtained. This Information Statement is furnished solely for the purposes of advising stockholders of the action taken by written consent and giving stockholders notice of such actions taken as required by the Exchange Act.

As the actions taken by the Majority Stockholder were by written consent, there will be no security holders’ meeting and representatives of the principal accountants for the current year and for the most recently completed fiscal year will not have the opportunity to make a statement if they desire to do so and will not be available to respond to questions from our stockholders.

We will, when permissible following the expiration of the 20 day period mandated by Rule 14c of the Exchange Act and the provisions of the DGCL, execute the Plan of Merger and file Articles of Merger with the Secretary of State of Nevada and a Certificate of Ownership and Merger with the Secretary of State of Delaware to effect the Reincorporation. Our Board of Directors has fixed January 17, 2012, as the effective date of the Reincorporation (the “Effective Date”). We expect the Reincorporation to occur on or about the proposed Effective Date.

DESCRIPTION OF THE COMPANY’S CAPITAL STOCK

Our authorized capital currently consists of 300,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”). Each share of Common Stock entitles its record holder to one vote per share. Holders of our Common Stock do not have cumulative voting, conversion, redemption rights or preemptive rights to acquire additional shares.

Shares of our Preferred Stock may be issued in one or more classes or series within a class as may be determined by our Board of Directors, who may increase or decrease the number within each series, and fix the designations, powers, preferences and relative, participating, optional or other rights of such series and any qualifications, limitations or restrictions thereof. Any Preferred Stock so issued by our Board of Directors may rank senior to the Common Stock with respect to the payment of dividends or amounts upon liquidation, dissolution or winding, or both.

At the close of business on the Record Date, there were 30,181,552 shares of our Common Stock and no shares of our Preferred Stock issued and outstanding.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our Common Stock as of the Record Date (i) by each person who is known by us to beneficially own more than 5% of our Common Stock; (ii) by each of our officers and directors; and (iii) by all of our officers and directors as a group.

Unless otherwise specified, the address of each of the persons set forth below is in care of the Company, Xinqiao Industrial Park, Jingde County, Anhui Province 242600, People’s Republic of China.

Name and Address of Beneficial Owner	Office, If Any	Title of Class	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)
Officers and Directors
Chun Lu	Chairman and Chief Executive Officer	Common Stock	17,797,372(3)	58.97%
Yuhua Yang	Chief Financial Officer	Common Stock	0	*
Debin Chen	VP of Sales and Marketing	Common Stock	0	*
Jianming Wang	Chief Operating Officer	Common Stock	0	*
Baojia He	Chief Technology Officer	Common Stock	0	*
Xiaoxiang Liu	Director	Common Stock	0	*
Wei Zhang	Director	Common Stock	0	*
All officers and directors as a group (7 persons named above)		Common Stock	17,797,372(3)	58.97%
5% Security Holders
Hua Peng Phillip Wong		Common Stock	17,797,372(3)	58.97%
AMTT Digital A Limited		Common Stock	4,130,000(4)	13.68%
Jian Wu		Common Stock	4,130,000(4)	13.68%
Ying Liu		Common Stock	2,490,129	8.25%
* Less than 1%

(1)

Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to the shares of our Common Stock.

(2)

A total of 30,181,552 shares of our Common Stock are considered to be outstanding pursuant to SEC Rule 13d-3(d)(1) as of the Record Date. For each beneficial owner above, any options exercisable within 60 days have been included in the denominator.

(3)

The shares held by Mr. Wong are subject to an option agreement, dated May 4, 2010, which gives our Chairman and Chief Executive Officer, Mr. Chun Lu, an option to acquire 17,797,372 shares our Common Stock currently owned by Mr. Wong. Mr. Lu may exercise this option, in whole but not in part, during the period commencing on the 365th day following of the date of the option agreement and ending on the second anniversary of that date. For details regarding this option agreement, see “Changes in Control” below.

(4)	Includes 4,130,000 shares held by AMTT Digital A Limited, a company owned and controlled by Mr. Jian Wu.

Changes in Control

On May 4, 2010, our Chairman and Chief Executive Officer, Mr. Chun Lu, entered into an option agreement with Hua Peng Phillip Wong, pursuant to which Mr. Lu was granted an option to acquire all of the shares of our Common Stock currently owned by Mr. Wong for an exercise price of $1,000,000. Mr. Lu may exercise this option, in whole but not in part, during the period commencing on the 365th day following of the date of the option agreement and ending on the second anniversary of the date thereof. After Mr. Lu exercises this option, he will be our controlling stockholder. We are not aware of any other arrangements which if consummated may result in a change of control of our Company.

EXECUTIVE COMPENSATION

Summary Compensation Table — Fiscal Years Ended December 31, 2010 and 2009

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the named persons for services rendered in all capacities during the noted periods. No other executive officer received total annual salary and bonus compensation in excess of $100,000 during the noted periods.

Name and Principal Position	Year	Salary ($)	Total ($)
Chun Lu, CEO and President (1)	2010	$6,968	$6,968
	2009	$3,167	$3,167
Jiao Jiaojiao, former CEO and President (2)	2010	-	-
	2009	-	-
Michael Anthony, former CEO and President (3)	2010	-	-
	2009	-	-

(1)

On May 4, 2010, we acquired TEC Technology Limited, a Hong Kong limited company (“TEC HK”), in a reverse acquisition transaction that was structured as a share exchange and in connection with that transaction, Mr. Lu became our Chief Executive Officer. Prior to the effective date of the reverse acquisition, Mr. Lu served in the same capacity with TEC HK’s Chinese operating subsidiary Anhui TEC Tower Co., Ltd. (“TEC Tower”). The annual, long term and other compensation shown in this table include the amount Mr. Lu received from TEC Tower prior to the consummation of the reverse acquisition.

(2)	Ms. Jiaojiao Jiao resigned as our Chief Executive Officer on May 4, 2010 in connection with the reverse acquisition of TEC HK.

(3)	Mr. Michael Anthony served as our Chief Executive Officer from October 13, 2007 until his resignation and appointment of Ms. Jiao on January 13, 2010.

Employment Agreements

All our employees, including Mr. Chun Lu, our Chairman and Chief Executive Officer, Mr. Yuhua Yang, our Chief Financial Officer, Mr. Debin Chen, our Vice President of Sales and Marketing, Mr. Baojia He, our Chief Technology Officer, and Mr. Jianming Wang, Chief Operating Officer, have executed our standard form of employment agreement. Our employment agreements with our executives provide the amount of each executive officer’s salary and establish their eligibility to receive a bonus. Mr. Lu currently receives an annual salary of RMB 47,100 (approximately $6,968), Mr. Yang currently receives an annual salary of RMB 25,387 (approximately $3,756), Mr. Chen currently receives an annual salary of RMB163,194 (approximately $24,143), Mr. He currently receives an annual salary of RMB99,146 (approximately $14,668) and Mr. Wang currently receives an annual salary of RMB112,153 (approximately $16,592).

Other than the salary and necessary social benefits required by the Chinese government, which are defined in the employment agreements, we currently do not provide other benefits to the officers at this time. Our executive officers are not entitled to severance payments upon the termination of their employment agreements or following a change in control.

We have not provided retirement benefits (other than a state pension scheme in which all of our employees in China participate) or severance or change of control benefits to our named executive officers.

Outstanding Equity Awards at Fiscal Year End

For the year ended December 31, 2010, no director or executive officer has received compensation from us pursuant to any compensatory or benefit plan. There is no plan or understanding, express or implied, to pay any compensation to any director or executive officer pursuant to any compensatory or benefit plan.

Compensation of Directors

No member of our board of directors received any compensation for his services as a director during the year ended December 31, 2010.

CHANGES TO OUR BUSINESS AND CHANGE OF CONTROL

We were originally organized under the laws of the State of Florida, on July 22, 1988, under the name Sea Green, Inc. On June 3, 1998, we changed our name to Americom Networks Corp. and on July 10, 1998, we changed our name to Americom Networks International, Inc. From our inception until we ceased active business operations in May 1999, we engaged in various business endeavors and pursued several lines of business including the development and marketing of telecommunications systems to high-volume users for use or resale. On February 6, 2008, we effected a redomestication from Florida to Delaware, pursuant to an Agreement and Plan of Merger with Americom Networks International, Inc., or Americom, a Delaware corporation and our wholly-owned subsidiary, whereby we merged with and into Americom, with Americom being the surviving entity. The merger became effective on February 6, 2008 and we became a Delaware corporation. On August 15, 2008, we changed our name to Highland Ridge, Inc. and our primary business became the search for a potential merger candidate or a business to acquire.

On May 4, 2010, we completed a reverse acquisition transaction with TEC HK and its sole shareholder, Mr. Hua Peng Phillip Wong, whereby we acquired 100% of the issued and outstanding capital stock of TEC HK in exchange for 19,194,421 shares of our Common Stock, which constituted 63.6% of our issued and outstanding capital stock on a fully-diluted basis as of and immediately after the consummation of the reverse acquisition. Mr. Wong therefore became our controlling stockholder and TEC HK became our wholly-owned subsidiary. We have assumed the business operations and strategy of TEC HK and its Chinese subsidiaries.

Upon the closing of the reverse acquisition on May 4, 2010, Ms. Jiaojiao Jiao, our sole director and officer, submitted a resignation letter pursuant to which she resigned from all offices that she held effective immediately and from her position as our director that became effective on May 30, 2010. Mr. Chun Lu was appointed as our director effective upon the closing of the reverse acquisition. Also upon the closing of the reverse acquisition, our board of directors increased its size to 3 members and appointed Mr. Xiaoxiang Liu and Mr. Wei Zhang to fill the vacancies created by such increase, effective as of the effective date of Ms. Jiao’s resignation. In addition, our executive officers were replaced by the executive officers of TEC HK upon the closing of the reverse acquisition.

As a result of the reverse acquisition of TEC HK, we entered into a new business. Through our Chinese operating subsidiaries, we are primarily engaged in the design, production and sale of transmission towers and related products used in high voltage electric power transmission and wireless communications. We sell our tower products to prime contractors on large transmission projects for electric utility companies or telecommunications service providers, who are developing and constructing projects for end customers.

CHANGE IN OUR STATE OF INCORPORATION
FROM DELAWARE TO NEVADA

On December 5, 2011, our Board of Directors adopted resolutions, subject to stockholder approval, to change the Company’s state of incorporation from Delaware to Nevada. In order to accomplish the change in the state of incorporation, the Company will merge with and into a corporation which has been incorporated in Nevada specifically for that purpose under the name “TEC Technology, Inc.” (“TEC”). Pursuant to the terms of the Plan of Merger, TEC will be the surviving corporation and the issued and outstanding shares of our Common Stock will automatically be converted into shares of TEC’s common stock at the rate of one share of TEC common stock for each one share of our Common Stock. The form of the Plan of Merger is attached to this Information Statement as Appendix A. Upon completion of the merger, the Articles of Incorporation and Bylaws of TEC will become our governing instruments and will differ in some respects from our current Certificate of Incorporation and Bylaws, as more thoroughly discussed below.

Reasons for the Reincorporation

Nevada is a nationally-recognized leader in adopting and implementing comprehensive and flexible corporation laws that are frequently revised and updated to accommodate changing legal and business needs. In light of our growth, our Board of Directors believes that it will be beneficial to the Company and its stockholders to obtain the benefits of Nevada’s corporation laws. Nevada courts have developed considerable expertise in dealing with corporate legal issues and have produced a substantial body of case law construing Nevada corporation laws, with multiple cases concerning areas that Delaware courts have not yet considered. Because the judicial system is based largely on legal precedents, the abundance of Nevada case law should serve to enhance the relative clarity and predictability of many areas of corporation law, and allow our Board of Directors and management to make business decisions and take corporate actions with greater assurance as to the validity and consequences of such decisions and actions.

In addition, we anticipate that the Reincorporation will result in a reduced corporate tax obligations, as Nevada currently imposes no corporate income or franchise tax, while Delaware imposes an annual franchise tax, ranging from a nominal amount to a maximum of $180,000. Our franchise tax obligation for 2010 was over $130,000.

Certain Effects of the Change in State of Incorporation

The Reincorporation will effect a change in our legal domicile; however, the Reincorporation will not result in any change in headquarters, business, jobs, management, location of any of offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation, which are immaterial). Management, including all directors and officers, will remain the same in connection with the Reincorporation and will assume identical positions with TEC. There will be no substantive change in the employment agreements for executive officers or in other direct or indirect interests of the current directors or executive officers as a result of the Reincorporation. Upon the effective time of the Reincorporation, each stockholder’s shares of Common Stock will be converted into an equivalent number of shares of common stock of TEC.

As previously noted, the Articles of Incorporation and Bylaws of TEC will be the governing instruments of the surviving corporation following the merger, resulting in some changes from our current Certificate of Incorporation and Bylaws. Some of these changes are purely procedural in nature, such as a change in our registered office and agent from an office and agent in Delaware to an office and agent in Nevada. Some changes, however, will be substantive in nature. There are also some differences between the DGCL and Nevada corporation laws. Certain substantive changes to our current Certificate of Incorporation and Bylaws, as well as the material differences between Delaware and Nevada law are discussed below. Such summary does not purport to be complete and is qualified in its entirety by reference to Delaware and Nevada corporate laws and the Articles of Incorporation and Bylaws of TEC, copies of which are included herewith as Appendix B and Appendix C, respectively. For ease of comparison, our current Certificate of Incorporation and Bylaws are included herewith as Appendix D and Appendix E, respectively.

As disclosed in more detail under “Anti-Takeover Effects of Certain Provisions of Nevada Law and TEC’s Articles of Incorporation and Bylaws” below, certain provisions of TEC’s Articles of Incorporation and Bylaws and applicable provisions of the Nevada Revised Statutes may have anti-takeover effects, making it more difficult for or preventing a third party from acquiring control of our Company or changing our Board of Directors and management. These provisions may also have the effect of deterring hostile takeovers or delaying changes in our Company’s control or in our management

Changes to Certificate of Incorporation

(a)	Limited Liability of Directors and Officers.

The Articles of Incorporation of TEC limit the liability of its directors to the maximum extent permitted by Nevada law. As a result, a director will have no personal liability to TEC or its stockholders for damages for breach of fiduciary duty as a director or officer, except for (a) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (b) the payment of distributions in violation of section 78.300 of the Nevada Revised Statutes. Our current Certificate of Incorporation contains a similar provision limiting the liability of our directors to the maximum extent permitted under Delaware law. Please see the discussion under the heading “Change from Delaware Law to Nevada Law” below for more details regarding the differences between Delaware and Nevada law with respect to the liability of directors and officers.

(b)	Indemnification of Directors and Officers.

The Articles of Incorporation of TEC allow it to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of TEC, or who is or was serving at the request of TEC as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with the action, suit or proceeding, to the full extent permitted by the Nevada Revised Statutes. Our current Certificate of Incorporation contains a similar provision providing for indemnification to the maximum extent permitted under Delaware law. Please see the discussion under the heading “Change from Delaware Law to Nevada Law” below for more details regarding the differences between Delaware and Nevada law with respect to the indemnification of directors and officers.

Our Board of Directors has determined that it is in the best interest of the Company to provide such indemnification of our directors and officers under certain circumstances in order to attract and retain superior candidates for these positions. We understand, however, that insofar as indemnification by us for liabilities arising under the Exchange Act may be permitted to our directors, officers and controlling persons pursuant to provisions of TEC’s Articles of Incorporation and Bylaws, or otherwise, we have been advised that in the opinion of the SEC, such indemnification is against public policy and is, therefore, unenforceable. In the event that a claim for indemnification by such director, officer or controlling person in the successful defense of any action, suit or proceeding is asserted by such director, officer or controlling person in connection with the securities being offered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Exchange Act and will be governed by the final adjudication of such issue.

(c)	No Restrictions on Business Combinations with Interested Stockholders.

In its Articles of Incorporation, TEC has elected not to be governed by the terms and provisions of Sections 78.411 through 78.444, inclusive, of the Nevada Revised Statutes, regulating corporate takeovers. The application of these sections of the Nevada Revised Statutes would have limited the ability of our stockholders to approve a transaction that they may deem to be in their interests. Our Board of Directors has determined that remaining subject to this statute would place unnecessary burdens on the Company in connection with the completion of beneficial business transactions with interested stockholders, and has thus decided to forego the provisions of these sections of the Nevada Revised Statutes. The DGCL subjects the Company to similar restrictions on transactions with interested stockholders, summarized below under the heading “Change from Delaware Law to Nevada Law,” but our current Certificate of Incorporation does not contain a provision expressly electing not to be governed by that statute.

(d)	No Restrictions on Control Share Acquisitions.

In its Articles of Incorporation, TEC has elected not to be governed by the terms and provisions of Sections 78.378 through 78.3793, inclusive, of the Nevada Revised Statutes, restricting certain acquisitions of a controlling interest in a corporation. Our Board of Directors has determined that remaining subject to this statute would place unnecessary burdens on the Company in connection with the completion of third party financings, and has thus decided to forego the provisions of these sections of the Nevada Revised Statutes. The DGCL subjects the Company to similar restrictions on control share acquisitions, summarized below under the heading “Change from Delaware Law to Nevada Law,” but our current Certificate of Incorporation does not contain a provision expressly electing not to be governed by that statute.

Changes to Bylaws

(a)	Removal of Directors

In accordance with the Nevada Revised Statutes, TEC’s Bylaws provide that any director may be removed either for or without cause at any special meeting of stockholders by the affirmative vote of at least two-thirds of the voting power of the issued and outstanding stock entitled to vote; provided, however, that notice of intention to act upon such matter shall have been given in the notice calling such meeting. Our current Bylaws align provide that directors may be removed, either with or without cause, by the affirmative vote of a majority of the votes of the issued and outstanding stock entitled to vote for the election of directors.

(b)	Expiration of Proxies.

The Bylaws of TEC provide that the appointment of a proxy may be valid for up to 6 months, unless the proxy provides for a longer period, not exceeding 7 years. Our current Bylaws provide that the appointment of a proxy may be valid for up to 3 years, unless it provides for a longer period.

(c)	Issuance of Uncertificated Shares.

The Bylaws of TEC provide that the Board of Directors may authorize the issuance of uncertificated shares of some or all of the shares of its classes or series; provided that, (i) within a reasonable time after the issuance or transfer of uncertificated shares, TEC send the stockholder a written statement containing the information required on the certificates and (ii) at least annually thereafter, TEC provide to its stockholders of record a written statement confirming the information contained in such informational statement. Our current Bylaws do not provide for the issuance of uncertificated shares.

Change from Delaware Law to Nevada Law

As a result of the Reincorporation, the Company will now be governed by Nevada corporation laws. The following chart summarizes some of the material differences between the DGCL and Nevada corporation laws. This chart does not address each difference between Delaware law and Nevada law, but focuses on some of those differences which we believe are most relevant to the existing stockholders. This chart is not intended as an exhaustive list of all differences, and is qualified in its entirety by reference to Delaware and Nevada law.

Delaware	Nevada

Removal of Directors

The DGCL permits the holders of a majority of shares of a corporation without a classified board then entitled to vote in an election of directors to remove directors, with or without cause. Our current Bylaws align with the DGCL.

Under Nevada law, any one or all of the directors of a corporation may be removed, with or without cause, by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. TEC’s Bylaws align with Nevada law.

Dividends and other Distributions

Section 170 of the DGCL permits the directors of a corporation, subject to any restrictions contained in its certificate of incorporation, to declare and pay dividends upon the shares of its capital stock, either (1) out of its surplus, as computed in accordance with the DGCL, or (2) in case there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. But such dividends cannot be declared out of net profits if the capital of the corporation has diminished by depreciation in the value of its property, or by losses or otherwise, to an amount less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets.

Nevada law prohibits distributions to stockholders when the distributions would (i) render the corporation unable to pay its debts as they become due in the usual course of business and (ii) render the corporation’s total assets less than the sum of its total liabilities plus the amount that would be needed to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

Section 78.300 of the Nevada Revised Statutes imposes on any director under whose administration distributions are declared in violation of the foregoing provision, personal liability to a corporation’s creditors in the event of its dissolution or insolvency, up to the full amount of the unlawful distribution, for a period of 3 years following a dividend declaration, unless such director’s dissent was recorded in the minutes of the proceedings approving the distribution.

Delaware	Nevada

Section 174 of the DGCL also imposes on any director under whose administration distributions are declared in violation of the foregoing provision, personal liability to a corporation’s creditors in the event of its dissolution or insolvency, up to the full amount of the unlawful distribution, for a period of 6 years following a dividend declaration, unless such director’s dissent was recorded in the minutes of the proceedings approving the distribution.

Limitation of Liability

A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. Our current Certificate of Incorporation currently limits the liability of its directors to the fullest extent permitted by law.

Under Nevada law, unless the articles of incorporation provide for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders for any damages as a result of any act or failure to act in his capacity as a director or office unless it is proven that: (a) his act or failure to act constituted a breach of his fiduciary duties as a director or officer; and (b) his breach of those duties involved intentional misconduct, fraud or a knowing violation of law. TEC’s Articles of Incorporation provide that no director or officer will be personally liable to the corporation or any of its stockholders for damages for any breach of fiduciary duty except (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) for the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes.

Indemnification

Under the DGCL, the indemnification of directors and officers is authorized to cover judgments, amounts paid in settlement, and expenses arising out of non-derivative actions where the director or officer acted in good faith and in or not opposed to the best interests of the corporation, and, in criminal cases, where the director or officer had no reasonable cause to believe that his or her conduct was unlawful. Unless limited or denied by the corporation’s certificate of incorporation, indemnification is required to the extent of a director’s or officer’s successful defense. Additionally, under the DGCL, a corporation may reimburse directors and officers for expenses incurred in a derivative action.

However, we have included undertakings in various registration statements filed with the Securities and Exchange Commission that in the event a claim for indemnification is asserted by a director or officer relating to liabilities under the Exchange Act, we will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification would be against public policy and will be governed by any final adjudication of such issue.

In suits that are not brought by or in the right of the corporation, Nevada law permits a corporation to indemnify directors, officers, employees and agents for attorney’s fees and other expenses, judgments and amounts paid in settlement. The person seeking indemnity may recover as long as he acted in good faith and believed his actions were either in the best interests of or not opposed to the best interests of the corporation. Similarly, the person seeking indemnification must not have had any reason to believe his conduct was unlawful.

In derivative suits, a corporation may indemnify its agents for expenses that the person actually and reasonably incurred. A corporation may not indemnify a person if the person was adjudged to be liable to the corporation unless a court otherwise orders.

No corporation may indemnify a party unless it makes a determination, through its stockholders, directors or independent counsel, that the indemnification is proper.

TEC’s Articles of Incorporation currently indemnifies its officers and directors to the fullest extent permitted by Nevada law.

TEC, as successor to the Company in the Reincorporation, will abide by any undertakings made by the Company in registration statements or reports filed with the Securities and Exchange Commission that in the event a claim for indemnification is asserted by a director or officer relating to liabilities under the Exchange Act, TEC will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification would be against public policy and will be governed by any final adjudication of such issue.

Delaware	Nevada

Increasing or Decreasing Authorized Shares

Delaware law contains no such similar provision.

Nevada law allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares in the class or series of the corporation’s shares and correspondingly effect a forward or reverse split of any such class or series of the corporation’s shares without a vote of the stockholders, so long as the action taken does not change or alter any right or preference of the stockholder and does not include any provision or provisions pursuant to which only money will be paid or script issued to stockholders who hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares.

Corporate Opportunity

Delaware law provides that contracts or transactions between a corporation and one or more of its officers or directors or an entity in which they have an interest is not void or voidable solely because of such interest or the participation of the director or officer in a meeting of the board or a committee which authorizes the contract or transaction if: (i) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the board or the committee, and the board or the committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of disinterested directors; (ii) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by a vote of the stockholders; or (iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof, or the stockholders.

Under Nevada law, a director breaches her duty of loyalty to the corporation if the director takes a business opportunity that is within the scope of the corporation’s potential business for himself or presents it to another party without first giving the corporation an opportunity to fairly consider the business opportunity. All such opportunities should be presented first to the corporation and fully considered.

However, a contract or other transaction is not void or voidable solely because the contract or transaction is between a Nevada corporation and its director if the fact of financial interest is known to the board of directors or committee, and the board or committee authorizes, approves or ratifies the contract or transaction in good faith by a vote sufficient for the purpose without counting the vote of the interested director, and the contract or transaction is fair as to the corporation at the time it is authorized.

Expiration of Proxies

Section 212 of the DGCL provides that the appointment of a proxy with no expiration date may be valid for up to 3 years, but that a proxy may be provided for a longer period. Furthermore, a duly executed proxy may be irrevocable if it states that it is irrevocable and if, it is coupled with an interest in the stock itself or an interest in the corporation generally, sufficient in law to support an irrevocable power.

Nevada law provides that proxies may not be valid for more than 6 months, unless the proxy is coupled with an interest or the stockholder specifies that the proxy is to continue in force for a longer period, not to exceed 7 years.

Delaware	Nevada

Interested Stockholder Combinations

Delaware has a business combination statute, set forth in Section 203 of the DGCL, which provides that any person who acquires 15% or more of a corporation’s voting stock (thereby becoming an “interested stockholder”) may not engage in certain “business combinations” with the target corporation for a period of three years following the time the person became an interested stockholder, unless (i) the board of directors of the corporation has approved, prior to the interested stockholder’s acquisition of stock, either the business combination or the transaction that resulted in the person becoming an interested stockholder, (ii) upon consummation of the transaction that resulted in the person becoming an interested stockholder, that person owns at least 85% of the corporation’s voting stock outstanding at the time the transaction is commenced (excluding shares owned by persons who are both directors and officers and shares owned by employee stock plans in which participants do not have the right to determine confidentially whether shares will be tendered in a tender or exchange offer), or (iii) the business combination is approved by the board of directors and authorized by the affirmative vote (at an annual or special meeting and not by written consent) of at least two-thirds of the outstanding voting stock not owned by the interested stockholder.

For purposes of determining whether a person is the “owner” of 15% or more of a corporation’s voting stock for purposes of Section 203 of the DGCL, ownership is defined broadly to include the right, directly or indirectly, to acquire the stock or to control the voting or disposition of the stock. A business combination is also defined broadly to include (i) mergers and sales or other dispositions of 10% or more of the assets of a corporation with or to an interested stockholder, (ii) certain transactions resulting in the issuance or transfer to the interested stockholder of any stock of the corporation or its subsidiaries, (iii) certain transactions which would result in increasing the proportionate share of the stock of a corporation or its subsidiaries owned by the interested stockholder, and (iv) receipt by the interested stockholder of the benefit (except proportionately as a stockholder) of any loans, advances, guarantees, pledges or other financial benefits.

These restrictions placed on interested stockholders by Section 203 of the DGCL do not apply under certain circumstances, including, but not limited to, the following: (i) if the corporation’s original certificate of incorporation contains a provision expressly electing not to be governed by Section 203 or (ii) if the corporation, by action of its stockholders, adopts an amendment to its bylaws or certificate of incorporation expressly electing not to be governed by Section 203, provided that such an amendment is approved by the affirmative vote of not less than a majority of the outstanding shares entitled to vote and that such an amendment will not be effective until 12 months after its adoption (except for limited circumstances where effectiveness will occur immediately) and will not apply to any business combination with a person who became an interested stockholder at or prior to such adoption.

Section 78.438 of the Nevada Revised Statutes prohibits a Nevada corporation from engaging in any business combination with any interested stockholder (any entity or person beneficially owning, directly or indirectly, 10% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons) for a period of three years following the date that the stockholder became an interested stockholder, unless prior to that date, the board of directors of the corporation approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder.

Section 78.439 provides that business combinations after the three year period following the date that the stockholder becomes an interested stockholder may also be prohibited unless approved by the corporation’s directors or other stockholders or unless the price and terms of the transaction meet the criteria set forth in the statute.

TEC’s Articles of Incorporation contain a provision expressly electing not to be governed by these provisions of the Nevada Revised Statues.

Delaware	Nevada

Our current Certificate of Incorporation does not contain a provision expressly electing not to be governed by that statute.

Control Share Acquisitions

Delaware’s control share acquisition statute generally provides that shares acquired in a “control share acquisition” will not possess any voting rights unless either the board of directors approves the acquisition or such voting rights are approved by a majority of the corporation’s voting shares, excluding interested shares. Interested shares are those held by a corporation’s officers and inside directors and by the acquiring party. A “control share acquisition” is an acquisition, directly or indirectly, by any person of ownership of, or the power to direct the exercise of voting power with respect to, issued and outstanding “control shares” of a publicly held Delaware corporation. “Control shares” are shares that, except for Delaware’s control share acquisition statute, would have voting power that, when added to all other shares that can be voted by the acquiring party, would entitle the acquiring party, immediately after the acquisition of such shares, directly or indirectly, to exercise voting power in the election of directors within any of the following ranges: (1) at least 20% but less than 33 1/3% of all voting power; (2) at least 33 1/3% but less than a majority of all voting power; or (3) a majority or more of all voting power.

Our current Certificate of Incorporation does not contain a provision expressly electing not to be governed by this statute.

Sections 78.378 through 78.3793 of the Nevada Revised Statutes limit the voting rights of certain acquired shares in a corporation. The provisions generally apply to any acquisition of outstanding voting securities of a Nevada corporation that has 200 or more stockholders, at least 100 of which are Nevada residents, and conducts business in Nevada (an “issuing corporation”) resulting in ownership of one of the following categories of an issuing corporation's then outstanding voting securities: (i) 20% or more but less than 23%; (ii) 23% or more but less than 50%; or (iii) 50% or more. The securities acquired in such acquisition are denied voting rights unless a majority of the security holders approve the granting of such voting rights. Unless an issuing corporation’s articles of incorporation or bylaws then in effect provide otherwise: (i) voting securities acquired are also redeemable in part or in whole by an issuing corporation at the average price paid for the securities within 30 days if the acquiring person has not given a timely information statement to an issuing corporation or if the stockholders vote not to grant voting rights to the acquiring person's securities, and (ii) if outstanding securities and the security holders grant voting rights to such acquiring person, then any security holder who voted against granting voting rights to the acquiring person may demand the purchase from an issuing corporation, for fair value, all or any portion of his securities.

TEC’s Articles of Incorporation contain a provision expressly electing not to be governed by these provisions of the Nevada Revised Statues.

Taxes and Fees

Delaware imposes annual franchise tax fees on all corporations incorporated in Delaware. The annual fee ranges from a nominal fee to a maximum of $180,000, based on an equation consisting of the number of shares authorized, the number of shares outstanding and the net assets of the corporation. Our franchise tax obligation for 2010 was over $130,000.

Nevada charges corporations incorporated in Nevada nominal annual corporate fees based on the corporation’s authorized stock, as well as a $200 business license fee, and does not impose any franchise taxes on corporations. Based on TEC’s current authorized shares, we anticipate that TEC’s obligation for the annual corporate fee will be $275.

Anti-Takeover Effects of Certain Provisions of Nevada Law and TEC’s Articles of Incorporation and Bylaws

The SEC’s Release No. 34-15230 requires disclosure and discussion of the effects of any stockholder proposal that may be used as an anti-takeover device. Certain provisions of Nevada’s corporation law and TEC’s Articles of Incorporation and Bylaws may have the effect of discouraging, delaying or preventing a change in control or an unsolicited acquisition proposal that a stockholder might consider favorable, including a proposal that might result in the payment of a premium over the market price for the shares held by stockholders. These provisions are summarized in the following paragraphs.

Limitation of Director Liability. TEC’s Articles of Incorporation limit the liability of directors (in their capacity as directors but not in their capacity as officers) to us or our stockholders to the fullest extent permitted by Nevada law. Specifically, TEC’s directors will not be personally liable for monetary damages for breach of a director’s fiduciary duty as a director, except for liability: (a) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or (b) under Section 78.300 of the Nevada Revised Statutes, which relates to unlawful payments of dividends.

Indemnification Arrangements. TEC’s Articles of Incorporation provide that its directors and officers be indemnified and provide for the advancement to them of expenses in connection with actual or threatened proceedings and claims arising out of their status as such to the fullest extent permitted by the Nevada Revised Statutes. We expect to enter into indemnification agreements with each TEC’s directors and executive officers that provide them with rights to indemnification and expense advancement to the fullest extent permitted under the Nevada Revised Statutes.

Removal of Directors. The increase in the number of votes required to remove a director from the Board of Directors may make it more difficult for, or prevent or deter a third party from acquiring control of TEC or changing TEC’s board of directors and management, as well as inhibit fluctuations in the market price of TEC’s shares that could result from actual or rumored takeover attempts.

While it is possible that the management could use these provisions to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the stockholders, we did not intend to construct or enable any anti-takeover defense or mechanism on our behalf. We have no intent or plan to employ these provisions as anti-takeover devices and do not have any plans or proposals to adopt any other provisions or enter into other arrangements that may have material anti-takeover consequences.

Anticipated Federal Tax Consequences

We have not requested and will not request a ruling from the Internal Revenue Service, nor have we requested or received a tax opinion from an attorney, as to the various tax consequences of the Reincorporation in the State of Nevada. We are structuring the Reincorporation in an effort to obtain the following consequences:

(a)

the Reincorporation in the State of Nevada, to be accomplished by a merger between the Company and TEC, will constitute a tax-free reorganization within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1986;

(b)	no gain or loss for federal income tax purposes will be recognized by our stockholders on receipt by them of the common stock of TEC in exchange for shares of our Common Stock;

(c)

the basis of the TEC common stock received by our stockholders in exchange for their shares of our Common Stock pursuant to the Reincorporation in the State of Nevada will be the same as the basis for our Common Stock; and

(d)	the holding period for the TEC common stock for capital gains treatment received in exchange for our Common Stock will include the period during which our Common Stock exchanged therefor is held.

This discussion should not be considered as tax or investment advice, and the tax consequences of the Reincorporation may not be the same for all stockholders. It should be noted that the foregoing positions are not binding on the Internal Revenue Service, which may challenge the tax-free nature of the Reincorporation in the state of Nevada. A successful challenge by the Internal Revenue Service could result in taxable income to the Company, TEC, and our stockholders, as well as other adverse tax consequences. ACCORDINGLY, EACH STOCKHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OR HER OF THE REINCORPORATION.

Exchange of Stock Certificates

Following effectiveness of the Reincorporation in Nevada, all stock certificates which represented shares of our Common Stock shall represent ownership of TEC’s common stock. We will print new stock certificates and we will obtain a new CUSIP number for our Common Stock that reflects the change in our state of incorporation, although stockholders will not be required to tender their old stock certificates for transfer. However, to eliminate confusion in transactions in our securities in the over-the-counter market, management urges stockholders to surrender their old certificates in exchange for new certificates and has adopted a policy to facilitate this process. Each stockholder will be entitled to submit his or her old stock certificates (any certificates issued prior to the effective date of the change in our state of incorporation) to our transfer agent, Interwest Transfer Co., Inc., and to be issued in exchange therefor, new common stock certificates representing the number of shares of TEC’s common stock of which each stockholder is the record owner after giving effect to the Reincorporation, and for a period of 30 days after the Effective Date, we will pay on one occasion only for such issuance. We will not pay for issuing stock certificates in the name of a person other than the name appearing on the old certificate or for the issuance of new stock certificates in excess of the number of old certificates submitted by a stockholder. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S).

Securities Act Consequences

The shares of TEC’s common stock to be issued in exchange for shares of our Common Stock are not being registered under the Securities Act of 1933, as amended (the “Securities Act”). In that regard, TEC is relying on Rule 145(a)(2) under the Securities Act, which provides that a merger which has “as its sole purpose” a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act. Pursuant to Rule 145 under the Securities Act, the merger of the Company into TEC and the issuance of shares of common stock of TEC in exchange for the shares of the Company’s Common Stock is exempt from registration under the Securities Act, since the purpose of the transaction is a change of our domicile within the United States. The effect of the exemption is that the shares of our Common Stock issuable as a result of the Reincorporation may be resold by the former stockholders without restriction to the same extent that such shares may have been sold before the effectiveness of the Reincorporation.

DISSENTER’S RIGHTS

No dissenters’ or appraisal rights are required under Delaware law because under Delaware law, TEC’s sole stockholder was not required to approve the Reincorporation. The Plan of Merger adopted TEC’s Articles of Incorporation, each outstanding share of our Common Stock immediately prior to the effective date of the Reincorporation is to be an identical to each share of TEC’s outstanding common stock after the effective date, and no additional shares of TEC’s common stock are to be issued or delivered under the Plan of Merger.

FINANCIAL AND OTHER INFORMATION

For more detailed information about us, including financial statements and other information about our business and operations, please refer to our Annual Report on Form 10-K filed on April 5, 2011 and other periodic filings made with the SEC from time to time. Copies of these documents are available on the SEC’s EDGAR database at www.sec.gov and a copies of which may be obtained by writing our secretary at the address specified above.

APPENDICES

The following documents are appended to this information statement:

Appendix A

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (hereinafter called this “Agreement”), dated as of ______________, is entered into between TEC Technology, Inc., a Delaware corporation (the “Company”) and TEC Technology, Inc., a Nevada corporation and a wholly owned subsidiary of the Company (“Merger Sub”). The Company and Merger Sub are sometimes together referred to herein as the “Constituent Entities.”

RECITALS

WHEREAS, Merger Sub was formed in the State of Nevada on December 5, 2011 as a wholly-owned subsidiary of the Company; and

WHEREAS, the board of directors of each of the Company and Merger Sub deems it advisable and in the best interests of the Company and Merger Sub, respectively, upon the terms and subject to the conditions herein stated, that the Company be merged with and into Merger Sub and that Merger Sub be the surviving corporation (the “Merger”).

NOW, THEREFORE, in consideration of the premises and of the agreements of the parties hereto contained herein, the parties hereto agree in accordance with the applicable provisions of the laws of the States of Delaware and Nevada which permit such merger, as follows:

ARTICLE I
MERGER; EFFECTIVE TIME

1.1 The Merger. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined below), the Company shall be merged with and into Merger Sub, whereupon the separate existence of the Company shall cease.

1.2 Effective Time. The Merger shall become effective on ___________, following the filing of a certificate of ownership and merger with the Secretary of State of the State of Delaware and the filing of articles of merger with the Secretary of State of the State of Nevada (the “Effective Time”).

ARTICLE II
SURVIVING CORPORATION

2.1 Surviving Corporation. The name of the Surviving Corporation shall be “TEC Technology, Inc.” (sometimes hereinafter referred to as the “Surviving Corporation”).

ARTICLE III
TERMS AND CONDITIONS OF THE MERGER

3.1 Articles of Incorporation. The Articles of Incorporation of Merger Sub in effect at the Effective Time shall be the Articles of Incorporation of the Surviving Corporation, and shall continue in full force and effect until amended and changed in accordance with the provisions provided therein or the applicable provisions of Nevada Revised Statutes, as amended (the “Nevada Statutes”).

3.2 Bylaws. The Bylaws of Merger Sub in effect at the Effective Time shall be the Bylaws of the Surviving Corporation, and shall continue in full force and effect until amended and changed in accordance with the provisions provided therein or the applicable provisions of the Nevada Statutes.

3.3 Directors. The directors of Merger Sub at the Effective Time shall, from and after the Effective Time, continue to be the directors of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

3.4 Officers. The officers of Merger Sub at the Effective Time shall, from and after the Effective Time, continue to be the officers of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

3.5 Submission to Stockholder Vote. This Agreement shall be submitted to a vote of the stockholders of the Constituent Entities, respectively, as provided by applicable law, and shall take effect, and be deemed to be the Plan of Merger of the Constituent Entities, upon the approval or adoption thereof by such stockholders in accordance with the requirements of the laws of the States of Delaware and Nevada, respectively.

3.6 Filing of Articles of Merger in the State of Nevada. As soon as practicable after the requisite stockholder approvals referenced in Section 3.5 hereof, each of the Constituent Entities shall execute and deliver articles of merger for filing and recording with the Secretary of State of the State of Nevada in accordance with the Nevada Statutes.

3.7 Filing of Certificate of Merger in the State of Delaware. As soon as practicable after the requisite stockholder approvals referenced in Section 3.5 hereof, the Company shall execute and deliver a certificate of ownership and merger for filing and recording with the Secretary of State of the State of Delaware in accordance with the General Corporation Law of the State of Delaware.

ARTICLE IV
EFFECT OF MERGER

4.1 Effect of Merger on Constituent Entities. At the Effective Time, the Constituent Entities shall become a single corporation, which shall be Merger Sub, and the separate existence of the Company shall cease except to the extent provided by the laws of the States of Delaware and Nevada. Merger Sub shall thereupon and thereafter possess all the rights, privileges, immunities and franchises, of both a public and private nature, of each of the Constituent Entities; and all property, real, personal and mixed, and all debts due on whatever account, including subscriptions to shares, and all other choices in action, and all and every other interest of, or belonging to, or due to each of the Constituent Entities, shall be taken and deemed to be vested in Merger Sub, without further act or deed; and the title to all real estate, or any interest therein, vested in either of the Constituent Entities shall not revert or be in any way impaired by reason of the Merger. Merger Sub shall thenceforth be responsible and liable for all of the liabilities and obligations of each of the Constituent Entities and any existing claim, action or proceeding pending by or against either of the Constituent Entities may be prosecuted to judgment as if the Merger had not occurred, or the Surviving Entity may be substituted in such claim, action or proceeding, and neither the rights of creditors nor any liens upon the property of either of the Constituent Entities shall be impaired by the Merger.

4.2 Effect of Merger on Capital Stock. At the Effective Time, as a result of the Merger and without any further action on the part of the Constituent Entities or their stockholders:

(a) each share of the common stock of the Company issued and outstanding immediately prior thereto shall be converted into one fully paid and nonassessable share of the common stock of Merger Sub with the same rights, powers and privileges as the shares of the common stock of the Company so converted, and all shares of such common stock shall be cancelled and retired and shall cease to exist;

(b) all outstanding and unexercised portions of each option, warrant and security exercisable or convertible by its terms into the common stock of the Company (including convertible promissory notes), whether vested or unvested, which is outstanding immediately prior to the Effective Time (each, a “Company Stock Option”) shall be assumed by Merger Sub and shall be deemed to constitute an option, warrant or convertible security, as the case may be, to acquire the same number of shares of the common stock of Merger Sub as the holder of such Company Stock Option would have been entitled to receive had such holder exercised or converted such Company Stock Option in full immediately prior to the Effective Time (not taking into account whether such Company Stock Option was in fact exercisable or convertible at such time), at the same exercise price per share, and shall, to the extent permitted by law and otherwise reasonably practicable, have the same term, exercisability, vesting schedule, status and all other material terms and conditions; and Merger Sub shall take all steps to ensure that a sufficient number of shares of its common stock is reserved for the exercise of such Company Stock Options; and

(c) each share of the common stock of Merger Sub owned by the Company shall no longer be outstanding and shall be cancelled and retired and shall cease to exist.

4.3 Certificates. At and after the Effective Time, all of the outstanding certificates that immediately prior thereto represented shares of the common stock of the Company and options, warrants or other securities of the Company, shall be deemed for all purposes to evidence ownership of and to represent the shares of the respective shares of the common stock of Merger Sub and options, warrants or other securities of Merger Sub, as the case may be, into which the shares represented by such certificates have been converted as herein provided and shall be so registered on the books and records of Merger Sub or its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to Merger Sub or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of the common stock of the Company and options, warrants or other securities of Merger Sub, as the case may be, evidenced by such outstanding certificate, as above provided.

ARTICLE V
MISCELLANEOUS AND GENERAL

5.1 Further Assurances. From time to time, as and when required by Merger Sub or by its successors or assigns, there shall be executed and delivered on behalf of the Company such deeds, assignments and other instruments, and there shall be taken or caused to be taken by it all such further action as shall be appropriate or advisable or necessary in order to vest, perfect or confirm, of record or otherwise, in Merger Sub, the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of the Company, and otherwise to carry out the purposes of this Agreement. The officers and directors of Merger Sub are fully authorized in the name of and on behalf of the Company, or otherwise, to take any and all such actions and to execute and deliver any and all such deeds and other instruments as may be necessary or appropriate to accomplish the foregoing.

5.2 Termination. Anything herein or elsewhere to the contrary notwithstanding, this Agreement may be terminated and the Merger may be abandoned, at any time prior to the Effective Time, whether before or after approval of this Agreement by the stockholders of the Company, if the board of directors of the Company determines for any reason, in its sole judgment and discretion, that the consummation of the Merger would be inadvisable or not in the best interests of the Company and its stockholders. In the event of the termination and abandonment of this Agreement, this Agreement shall become null and void and have no effect, without any liability on the part of either the Company or Merger Sub, or any of their respective stockholders, directors or officers.

5.3 Modification or Amendment. Subject to the provisions of applicable law, at any time prior to the Effective Time, the Board of Directors of the Constituent Entities may amend, modify or supplement this Agreement, notwithstanding approval of this Agreement by the stockholders; provided, however, that an amendment made subsequent to the approval of this Agreement by the stockholders shall not (a) alter or change the amount or kind of shares and/or rights to be received in exchange for or on conversion of all or any of the shares or any class or series thereof of such corporation, (b) alter or change any provision of the Articles of Incorporation of Merger Sub to be effected by the Merger, or (c) alter or change any of the terms or conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any of the parties hereto.

5.4 Tax-Free Reorganization. The Merger is intended to be a tax-free plan or reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended.

5.5 GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

5.6 Entire Agreement. This Agreement constitutes the entire agreement and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof.

5.7 No Third Party Beneficiaries. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

5.8 Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is determined by any court or other authority of competent jurisdiction to be invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

5.9 Headings. The headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

5.10 Counterparts. In order to facilitate the filing and recording of this Agreement, it may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement and Plan of Merger has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.

TEC TECHNOLOGY, INC.
a Delaware corporation

By:
Name: Chun Lu
Title: Chief Executive Officer

TEC TECHNOLOGY, INC.
a Nevada corporation

By:
Name: Chun Lu
Title: Chief Executive Officer

[Signature Page to Agreement and Plan of Merger]

Appendix B

040101

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 4
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Incorporation
(PURSUANT TO NRS CHAPTER 78)

Filed in the office of	Document Number: 20110856134-91
Ross Miller, Secretary of State, State of Nevada	Filing Date and Time: 12/05/2011 12:43 PM
	Entity Number: E0649902011-8

(This document was filed electronically.)

USE BLACK INK ONLY - DO NOT HIGHLIGHT — ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation: TEC TECHNOLOGY, INC.

2. Registered Agent for Service of Process: (check only one box)

[X] Commercial Registered Agent: CSC SERVICES OF NEVADA, INC.
Name

[ ] Noncommercial Registered Agent (name and address below) **OR** [ ] Office or Position with Entity (name and address below)

Name of Noncommercial Registered Agent **OR** Name of Title of Office or Other Position with Entity

Street Address / City / Nevada / Zip Code

Mailing Address (if different from street address) / City / Nevada / Zip Code

3. Authorized Stock: (number of shares corporation is authorized to issue)

Number of shares *with par value:* 310000000 — Par value per share: $ 0.001 — Number of shares *without par value:* 0

4. Names and Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)

1) CHUN LU-SEE ATTACHED
Name
XINQIAO INDUSTRIAL PARK, (Street Address) — ANHUI PROVINCE (City) — CN (State) — 242600 (Zip Code)

2)
Name
Street Address — City — State — Zip Code

5. Purpose: (optional; see instructions)

The purpose of the corporation shall be:
ANY LEGAL PURPOSE

6. Name, Address and Signature of Incorporator: (attach additional page if more than one incorporator)

ANDREA LYNN SCHROEPFER (Name) — X ANDREA LYNN SCHROEPFER (**Incorporator Signature**)
2300 N STREET, N.W. (Address) — WASHINGTON (City) — DC (State) — 20037 (Zip Code)

7. Certificate of Acceptance of Appointment of Registered Agent:

I hereby accept appointment as Registered Agent for the above named Entity.

X CSC SERVICES OF NEVADA, INC. — 12/5/2011
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity — Date

This form must be accompanied by appropriate fees.

Nevada Secretary of State NRS 78 Articles
Revised: 4-10-09

Articles of Incorporation

(PURSUANT TO NRS CHAPTER 78)

CONTINUED

Includes data that is too long to fit in the fields on the NRS 78 Form and all additional director/trustees and incorporators

ENTITY NAME:	**TEC TECHNOLOGY, INC.**

FOREIGN NAME TRANSLATION:	**Not Applicable**

PURPOSE:	**ANY LEGAL PURPOSE**

REGISTERED AGENT NAME:	**CSC SERVICES OF NEVADA, INC.**
STREET ADDRESS:	**Not Applicable**
MAILING ADDRESS:	**Not Applicable**

ADDITIONAL	Directors/Trustees
Name: CHUN LU	
Address: XINQIAO INDUSTRIAL PARK, JINGDE COUNTY	
City: ANHUI PROVINCE	
State: CN	
Zip Code: 242600	

PAGE 2

ARTICLES OF INCORPORATION

OF

TEC TECHNOLOGY, INC.

THE UNDERSIGNED, for the purpose of forming a corporation for the transaction of business and the promotion and conduct of objects and purposes hereinafter stated, under the provisions of and subject to the requirements of the laws of the State of Nevada, does make, record and file these Articles of Incorporation, in writing, and does hereby certify:

ARTICLE I
NAME

The name of the corporation is TEC Technology, Inc. (hereinafter, the "Corporation").

ARTICLE II
PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the laws of the State of Nevada.

ARTICLE III
AUTHORIZATION TO ISSUE CAPITAL STOCK

The aggregate number of shares which the Corporation shall have the authority to issue is 300,000,000 shares of Common Stock having a par value of $0.001 per share and 10,000,000 shares of Preferred Stock having a par value of $0.001 per share.

All Common Stock of the Corporation shall be of the same class and shall have the same rights and preferences. The Corporation shall have authority to issue the shares of Preferred Stock in one or more series with such rights, preferences and designations as determined by the Board of Directors of the Corporation. Authority is hereby expressly granted to the Board of Directors from time to time to issue Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issue of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including, without limitation thereof, dividend rights, special voting rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the Nevada Revised Statutes. Fully-paid stock of the Corporation shall not be liable to any further call or assessment.

ARTICLE IV
GOVERNING BOARD

The members of the governing board of the Corporation shall be known as the board of directors. The number of directors comprising the board of directors shall be set forth in the bylaws of the Corporation. The initial board of directors shall consist of 1 member, Chun Lu, whose address is Xinqiao Industrial Park, Jingde County, Anhui Province, 242600, People's Republic of China.

ARTICLE V
INCORPORATOR

The name and address of the Incorporator signing these Articles of Incorporation, who is over the age of eighteen (18) years, is Andrea Lynn Schroepfer, 2300 N Street, N.W., Washington, DC 20037.

ARTICLE VI
RESIDENT AGENT

The name and address of the Corporation's Resident Agent in the State of Nevada is CSC Services of Nevada, Inc., 2215-B Renaissance Drive, Las Vegas, NV 89119.

ARTICLE VII
INDEMNIFICATION OF OFFICERS AND DIRECTORS

ARTICLE VIII
LIABILITY OF DIRECTORS AND OFFICERS

No director or officer shall be personally liable to the Corporation or any of its stockholders for damages for any breach of fiduciary duty as a director or officer; provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) for the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes. Any repeal or modification of this Article VIII by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation of the personal liability of a director of officer of the Corporation for acts or omissions prior to such repeal or modification.

2

ARTICLE IX
ACQUISITION OF CONTROLLING INTEREST

The Corporation elects not to be governed by the terms and provisions of Sections 78.378 through 78.3793, inclusive, of the Nevada Revised Statutes, as the same may be amended, superseded, or replaced by an successor section, statute, or provision. No amendment to these Articles of Incorporation, directly or indirectly, by merger or consolidation or otherwise, having the effect of amending or repealing any provision of this Article IX shall apply to or have any effect on any transaction involving acquisition of control by any person occurring prior to such amendment or repeal.

ARTICLE X
COMBINATIONS WITH INTERESTED STOCKHOLDERS

The Corporation elects not to be governed by the terms and provisions of Sections 78.411 through 78.444, inclusive, of the Nevada Revised Statutes, as the same may be amended, superseded, or replaced by any successor section, statute, or provision. No amendment to these Articles of Incorporation, directly or indirectly, by merger or consolidation or otherwise, having the effect of amending or repealing any provision of this Article X shall apply to or have any effect on any transaction with an interested stockholder occurring prior to such amendment or repeal.

IN WITNESS WHEREOF, the undersigned has executed these Articles of Incorporation this 5th day of December, 2011.

[signature]

Andrea Lynn Schroepfer,
sole incorporator

3

SECRETARY OF STATE

STATE OF NEVADA

CORPORATE CHARTER

I, ROSS MILLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that **TEC TECHNOLOGY, INC.**, did on December 5, 2011, file in this office the original Articles of Incorporation; that said Articles of Incorporation are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on December 5, 2011.

ROSS MILLER
Secretary of State

Certified By: Electronic Filing
Certificate Number: C20111205-1741
You may verify this certificate
online at **http://www.nvsos.gov/**

Appendix C

BYLAWS
OF
TEC TECHNOLOGY, INC.
(the “Corporation”)

Adopted on December 5, 2011

ARTICLE I
OFFICES

Section 1.1. Registered Office. The registered office and registered agent of the Corporation shall be as from time to time set forth in the Corporation’s Articles of Incorporation.

Section 1.2. Other Offices. The Corporation may also have offices at such other places, both within and without the State of Nevada, as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II
STOCKHOLDERS

Section 2.1. Place of Meetings. All meetings of the stockholders for the election of Directors shall be held at such place, within or without the State of Nevada, as may be fixed from time to time by the Board of Directors. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Nevada, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

Section 2.2. Annual Meeting. An annual meeting of the stockholders shall be held at such time as may be determined by the Board of Directors, at which meeting the stockholders shall elect a Board of Directors and transact such other business as may properly be brought before the meeting.

Section 2.3. List of Stockholders. At least ten days before each meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting, arranged in alphabetical order, with the address of and the number of voting shares registered in the name of each, shall be prepared by the officer or agent having charge of the stock transfer books. Such list shall be kept on file at the registered office of the Corporation (or at such other location determined by the Board of Directors) for a period of ten days prior to such meeting and shall be subject to inspection by any stockholder at any time during usual business hours. Such list shall be produced and kept open at the time and place of the meeting during the whole time thereof, and shall be subject to the inspection of any stockholder who may be present.

Section 2.4. Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by law, by the Articles of Incorporation or by these Bylaws, may be called by the Chief Executive Officer or the President or the Board of Directors, or shall be called by the President or Secretary at the request in writing of the holders of not less than twenty-five percent of all the shares issued, outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting. Business transacted at all special meetings shall be confined to the purposes stated in the notice of the meeting unless all stockholders entitled to vote are present and consent.

Section 2.5. Notice. Written or printed notice stating the place, day and hour of any meeting of the stockholders and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten nor more than sixty days before the date of the meeting, either personally or by mail, by or at the direction of the Chief Executive Officer, the President, the Secretary, or the officer or person calling the meeting, to each stockholder of record entitled to vote at the meeting. If mailed, such notice shall be deemed to be delivered when deposited in the mail, addressed to the stockholder at his address as it appears on the stock transfer books and records of the Corporation or its transfer agent, with postage thereon prepaid.

Section 2.6. Quorum. At all meetings of the stockholders, the presence in person or by proxy of the holders of a majority of the shares issued and outstanding and entitled to vote shall be necessary and sufficient to constitute a quorum for the transaction of business except as otherwise provided by law, by the Articles of Incorporation or by these Bylaws. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

Section 2.7. Voting. When a quorum is present at any meeting of the Corporation’s stockholders, the vote of the holders of a majority of the shares having voting power present in person or represented by proxy at such meeting shall decide any questions brought before such meeting, unless the question is one upon which, by express provision of law, the Articles of Incorporation or these Bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

Section 2.8. Method of Voting. Each outstanding share of the Corporation’s capital stock shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders, except to the extent that the voting rights of the shares of any class or classes are otherwise provided by applicable law or the Articles of Incorporation, as amended from time to time. At any meeting of the stockholders, every stockholder having the right to vote shall be entitled to vote in person or by proxy appointed by an instrument in writing subscribed by such stockholder or by his duly authorized attorney-in-fact and bearing a date not more than 6 months prior to such meeting, unless such instrument provides for a longer period. Each proxy shall be revocable unless expressly provided therein to be irrevocable and if, and only so long as, it is coupled with an interest sufficient in law to support an irrevocable power. Such proxy shall be filed with the Secretary of the Corporation prior to or at the time of the meeting. Voting for directors shall be in accordance with Article III of these Bylaws. Voting on any question or in any election may be by voice vote or show of hands unless the presiding officer shall order or any stockholder shall demand that voting be by written ballot.

Section 2.9. Record Date; Closing Transfer Books. The Board of Directors may fix in advance a record date for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, such record date to be not less than ten nor more than sixty days prior to such meeting, or the Board of Directors may close the stock transfer books for such purpose for a period of not less than ten nor more than sixty days prior to such meeting. In the absence of any action by the Board of Directors, the date upon which the notice of the meeting is mailed shall be the record date.

Section 2.10. Action By Consent. Any action required or permitted by law, the Articles of Incorporation, or these Bylaws to be taken at a meeting of the stockholders of the Corporation may be taken without a meeting if a consent or consents in writing, setting forth the action so taken, shall be signed by stockholders holding at least a majority of the voting power; provided that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. Such signed consents shall be delivered to the Secretary for inclusion in the Minute Book of the Corporation.

ARTICLE III
BOARD OF DIRECTORS

Section 3.1. Management. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, who may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, the Articles of Incorporation, a stockholders’ agreement or these Bylaws directed or required to be exercised or done by the stockholders.

Section 3.2. Qualification; Election; Term. None of the directors need be a stockholder of the Corporation or a resident of the State of Nevada. The directors shall be elected by plurality vote at the annual meeting of the stockholders, except as hereinafter provided, and each director elected shall hold office until his successor shall be elected and qualified.

Section 3.3. Number. The number of directors of the Corporation shall be fixed as the Board of Directors may from time to time designate. No decrease in the number of directors shall have the effect of shortening the term of any incumbent director.

Section 3.4. Removal. Any director may be removed either for or without cause at any special meeting of stockholders by the affirmative vote of at least two-thirds of the voting power of the issued and outstanding stock entitled to vote; provided, however, that notice of intention to act upon such matter shall have been given in the notice calling such meeting.

Section 3.5. Vacancies. Any vacancy occurring in the Board of Directors by death, resignation, removal or otherwise may be filled by an affirmative vote of at least a majority of the remaining directors though less than a quorum of the Board of Directors. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. A directorship to be filled by reason of an increase in the number of directors may be filled by the Board of Directors for a term of office only until the next election of one or more directors by the stockholders.

Section 3.6. Place of Meetings. Meetings of the Board of Directors, regular or special, may be held at such place within or without the State of Nevada as may be fixed from time to time by the Board of Directors.

Section 3.7. Annual Meeting. The first meeting of each newly elected Board of Directors shall be held without further notice immediately following the annual meeting of stockholders and at the same place, unless by unanimous consent or unless the directors then elected and serving shall change such time or place.

Section 3.8. Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and place as shall from time to time be determined by resolution of the Board of Directors.

Section 3.9. Special Meetings. Special meetings of the Board of Directors may be called by the Chief Executive Officer or President on oral or written notice to each director, given either personally, by telephone, by telegram, by mail, by facsimile or by e-mail at least forty-eight hours prior to the time of the meeting. Special meetings shall be called by the Chief Executive Officer, President or the Secretary in like manner and on like notice on the written request of 2 directors. Except as may be otherwise expressly provided by law, the Articles of Incorporation or these Bylaws, neither the business to be transacted at, nor the purpose of, any special meeting need to be specified in a notice or waiver of notice.

Section 3.10. Quorum and Voting. At all meetings of the Board of Directors the presence of a majority of the number of directors shall be necessary and sufficient to constitute a quorum for the transaction of business, and the affirmative vote of at least a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by law, the Articles of Incorporation or these Bylaws. If a quorum shall not be present at any meeting of directors, the directors present thereat may adjourn the meeting from time to time without notice other than announcement at the meeting, until a quorum shall be present.

Section 3.11. Interested Directors. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers or have a financial interest, shall be void or voidable solely for this reason, solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (1) the fact as to his relationship or interest and as to the contract or transaction is known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the fact as to his relationship or interest and as to the contract or transaction is known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved, or ratified by the Board of Directors, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

Section 3.12. Action by Consent. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without such a meeting if a consent or consents in writing, setting forth the action so taken, is signed by all the members of the Board of Directors.

Section 3.13. Compensation of Directors. Directors shall receive such compensation for their services, and reimbursement for their expenses as the Board of Directors, by resolution, shall establish; provided that nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

ARTICLE IV
COMMITTEES

Section 4.1. Designation. The Board of Directors may, by resolution passed by a majority of the whole Board, designate committees, each committee to consist of one or more directors of the Corporation, which committees shall have such power and authority and shall perform such functions as may be provided in such resolution.

Section 4.2. Authority. Each committee, to the extent provided in such resolution, shall have and may exercise all of the authority of the Board of Directors in the management of the business and affairs of the Corporation, except where action of the full Board of Directors is required by statute or by the Articles of Incorporation.

Section 4.3. Change in Number. The number of committee members may be increased or decreased (but not below one) from time to time by resolution adopted by a majority of the whole Board of Directors.

Section 4.4. Removal. Any committee member may be removed by the Board of Directors by the affirmative vote of a majority of the whole Board, whenever in its judgment the best interests of the Corporation will be served thereby.

Section 4.5. Vacancies. A vacancy occurring in any committee (by death, resignation, removal or otherwise) may be filled by the Board of Directors in the manner provided for original designation in Section 4.1.

Section 4.6. Meetings. The time, place and notice (if any) of all committee meetings shall be determined by the respective committee. Unless otherwise determined by a particular committee, meetings of the committees may be called by the Chief Executive Officer or President on oral or written notice to each member, given either personally, by telephone, by telegram, by mail, by facsimile or by e-mail at least forty-eight hours prior to the time of the meeting and special meetings shall be called by the Chief Executive Officer, the President or the Secretary in like manner and on like notice on the written request of any committee member. Neither the business to be transacted at, nor the purpose of, any meeting need be specified in a notice or waiver of notice of any meeting.

Section 4.7. Quorum; Majority Vote. Unless otherwise determined by a particular committee, at any meeting a majority of the committee members shall constitute a quorum for the transaction of business and the act of a majority of the members present at any meeting at which a quorum is present shall be the act of the committee, except as otherwise specifically provided by statute or by the Articles of Incorporation or by these Bylaws. If a quorum is not present at a meeting of the committee, the members present thereat may adjourn the meeting from time to time, without notice other than an announcement at the meeting until a quorum is present.

Section 4.8. Action by Consent. Any action required or permitted to be taken at any committee meeting may be taken without such a meeting if a consent or consents in writing, setting forth the action so taken, is signed by all the members of such committee.

Section 4.9. Compensation. Compensation of committee members shall be fixed pursuant to the provisions of Section 3.13.

ARTICLE V
NOTICE

Section 5.1. Form of Notice. Whenever required by law, the Articles of Incorporation or these Bylaws, notice is to be given to any director or stockholder, and no provision is made as to how such notice shall be given, such notice may be given: (a) in writing, by mail, postage prepaid, addressed to such director or stockholder at such address as appears on the books and records of the Corporation or its transfer agent; or (b) in any other method permitted by law. Any notice required or permitted to be given by mail shall be deemed to be given at the time when the same shall be deposited in the United States mail.

Section 5.2. Waiver. Whenever any notice is required to be given to any stockholder or director of the Corporation as required by law, the Articles of Incorporation or these Bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated in such notice, shall be equivalent to the giving of such notice. Attendance of a stockholder or director at a meeting shall constitute a waiver of notice of such meeting, except where such stockholder or director attends for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

ARTICLE VI
OFFICERS AND AGENTS

Section 6.1. In General. The officers of the Corporation shall be elected by the Board of Directors and shall be a President, a Treasurer, and a Secretary. The Board of Directors may also elect a Chairman of the Board, a Chief Executive Officer, a Chief Operating Officer, a Chief Financial Officer, and one or more Vice Presidents, Assistant Vice Presidents, Assistant Secretaries and Assistant Treasurers. Any two or more offices may be held by the same person.

Section 6.2. Election. The Board of Directors, at its first meeting after each annual meeting of stockholders, shall elect the officers, none of whom need be a member of the Board of Directors.

Section 6.3. Other Officers and Agents. The Board of Directors may also elect and appoint such other officers and agents as it shall deem necessary, who shall be elected and appointed for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board.

Section 6.4. Salaries. The salaries of all officers and agents of the Corporation shall be fixed by the Board of Directors or any committee of the Board, if so authorized by the Board.

Section 6.5. Term of Office and Removal. Each officer of the Corporation shall hold office until his death, or his resignation or removal from office, or the election and qualification of his successor, whichever shall first occur. Any officer or agent elected or appointed by the Board of Directors may be removed at any time, for or without cause, by the affirmative vote of a majority of the whole Board of Directors, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

Section 6.6. Employment and Other Contracts. The Board of Directors may authorize any officer or officers or agent or agents to enter into any contract or execute and deliver any instrument in the name or on behalf of the Corporation, and such authority may be general or confined to specific instances. The Board of Directors may, when it believes the interest of the Corporation will best be served thereby, authorize executive employment contracts which will contain such terms and conditions as the Board of Directors deems appropriate.

Section 6.7. Chairman of the Board. The Chairman of the Board, subject to the direction of the Board of Directors, shall perform such executive, supervisory and management functions and duties as from time to time may be assigned to him or her by the Board of Directors. The Chairman of the Board shall preside at all meetings of the stockholders of the Corporation and all meetings of the Board of Directors.

Section 6.8. Chief Executive Officer. The Chief Executive Officer shall have general and active management of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. The Chief Executive Officer shall preside at all meetings of the stockholders of the Corporation and all meetings of the Board of Directors in the absence of the Chairman of the Board.

Section 6.9. President. The President shall be subject to the direction of the Board of Directors and the Chief Executive Officer and shall have general charge of the business, affairs and property of the Corporation and general supervision over its other officers and agents. The President shall see that the officers carry all other orders and resolutions of the Board of Directors into effect. The President shall execute all authorized conveyances, contracts, or other obligations in the name of the Corporation except where required by law to be otherwise signed and executed and except where the signing and execution shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation or reserved to the Board of Directors or any committee thereof. The President shall preside at all meetings of the stockholders of the Corporation and all meetings of the Board of Directors in the absence of the Chairman of the Board and the Chief Executive Officer. The President shall perform all duties incident to the office of the President and such other duties as may be prescribed by the Board of Directors from time to time.

Section 6.10. Chief Operating Officer. The Chief Operating Officer shall be subject to the direction of the Chief Executive Officer, the President and the Board of Directors and shall have day-to-day managerial responsibility for the operation of the Corporation.

Section 6.11. Chief Financial Officer. The Chief Financial Officer shall be subject to the direction of the Chief Executive Officer, the President and the Board of Directors and shall have day-to-day managerial responsibility for the finances of the Corporation.

Section 6.12. Vice Presidents. Each Vice President shall have such powers and perform such duties as the Board of Directors or any committee thereof may from time to time prescribe, or as the President may from time to time delegate to him. In the absence or disability of the President, any Vice President may perform the duties and exercise the powers of the President.

Section 6.13. Secretary. The Secretary shall attend all meetings of the stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose. The Secretary shall perform like duties for the Board of Directors when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors and shall perform such other duties as may be prescribed by the Board of Directors under whose supervision he shall be. He shall keep in safe custody the seal of the Corporation. He shall be under the supervision of the President. He shall perform such other duties and have such other authority and powers as the Board of Directors may from time to time prescribe or as the President may from time to time delegate.

Section 6.14. Assistant Secretaries. Each Assistant Secretary shall have such powers and perform such duties as the Board of Directors may from time to time prescribe or as the President may from time to time delegate to him.

Section 6.15. Treasurer. The Treasurer shall have the custody of all corporate funds and securities, shall keep full and accurate accounts of receipts and disbursements of the Corporation, and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, shall render to the Directors, at the regular meetings of the Board of Directors, or whenever they may require it, an account of all his transactions as Treasurer and of the financial condition of the Corporation, and shall perform such other duties as the Board of Directors may prescribe or the President may from time to time delegate.

Section 6.16. Assistant Treasurers. Each Assistant Treasurer shall have such powers and perform such duties as the Board of Directors may from time to time prescribe or as the President may from time to time delegate to him.

Section 6.17. Bonding. If required by the Board of Directors, all or certain of the officers shall give the Corporation a bond, in such form, in such sum, and with such surety or sureties as shall be satisfactory to the Board of Directors, for the faithful performance of the duties of their office and for the restoration to the Corporation, in case of their death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in their possession or under their control belonging to the Corporation.

ARTICLE VII
CERTIFICATES OF SHARES

Section 7.1. Form of Certificates. The Corporation may, but is not required to, deliver to each stockholder a certificate or certificates, in such form as may be determined by the Board of Directors, representing shares to which the stockholder is entitled. Such certificates shall be consecutively numbered and shall be registered on the books and records the Corporation or its transfer agent as they are issued. Each certificate shall state on the face thereof the holder’s name, the number, class of shares, and the par value of such shares or a statement that such shares are without par value.

Section 7.2. Shares without Certificates. The Board of Directors may authorize the issuance of uncertificated shares of some or all of the shares of any or all of its classes or series. The issuance of uncertificated shares has no effect on existing certificates for shares until surrendered to the Corporation, or on the respective rights and obligations of the stockholders. Unless otherwise provided by the Nevada Revised Statutes, the rights and obligations of stockholders are identical whether or not their shares of stock are represented by certificates. Within a reasonable time after the issuance or transfer of uncertificated shares, the Corporation shall send the stockholder a written statement containing the information required on the certificates pursuant to Section 6.1. At least annually thereafter, the Corporation shall provide to its stockholders of record, a written statement confirming the information contained in the informational statement previously sent pursuant to this Section.

Section 7.3. Lost Certificates. The Board of Directors may direct that a new certificate be issued, or that uncertificated shares be issued, in place of any certificate theretofore issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost or destroyed. When authorizing such issue of a new certificate or uncertificated shares, the Board of Directors, in its discretion and as a condition precedent to the issuance thereof, may require the owner of such lost or destroyed certificate, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond, in such form, in such sum, and with such surety or sureties as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed. When a certificate has been lost, apparently destroyed or wrongfully taken, and the holder of record fails to notify the Corporation within a reasonable time after he has notice of it, and the Corporation registers a transfer of the shares represented by the certificate before receiving such notification, the holder of record is precluded from making any claim against the Corporation for the transfer or a new certificate or uncertificated shares.

Section 7.4. Transfer of Shares. Shares of stock shall be transferable only on the books of the Corporation or its transfer agent by the holder thereof in person or by his duly authorized attorney. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation or the transfer agent of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

Section 7.5. Registered Stockholders. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

ARTICLE VIII
GENERAL PROVISIONS

Section 8.1. Dividends. Dividends upon the outstanding shares of the Corporation, subject to the provisions of the Articles of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting. Dividends may be declared and paid in cash, in property, or in shares of the Corporation, subject to the provisions of the Nevada Revised Statutes and the Articles of Incorporation. The Board of Directors may fix in advance a record date for the purpose of determining stockholders entitled to receive payment of any dividend, such record date to be not more than sixty days prior to the payment date of such dividend, or the Board of Directors may close the stock transfer books for such purpose for a period of not more than sixty days prior to the payment date of such dividend. In the absence of any action by the Board of Directors, the date upon which the Board of Directors adopts the resolution declaring such dividend shall be the record date.

Section 8.2. Reserves. There may be created by resolution of the Board of Directors out of the surplus of the Corporation such reserve or reserves as the directors from time to time, in their discretion, think proper to provide for contingencies, or to equalize dividends, or to repair or maintain any property of the Corporation, or for such other purpose as the directors shall think beneficial to the Corporation, and the directors may modify or abolish any such reserve in the manner in which it was created. Surplus of the Corporation to the extent so reserved shall not be available for the payment of dividends or other distributions by the Corporation.

Section 8.3. Telephone and Similar Meetings. Stockholders, directors and committee members may participate in and hold a meeting by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other. Participation in such a meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

Section 8.4. Books and Records. The Corporation shall keep correct and complete books and records of account and minutes of the proceedings of its stockholders and Board of Directors, and shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of the shares held by each.

Section 8.5. Checks and Notes. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

Section 8.6. Loans. No loans shall be contracted on behalf of the Corporation and no evidence of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances.

Section 8.7. Fiscal Year. The fiscal year of the Corporation shall be fixed, and shall be subject to change, by the Board of Directors.

Section 8.8. Seal. The Corporation may have a seal, and such seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise. Any officer of the Corporation shall have authority to affix the seal to any document requiring it.

Section 8.9. Indemnification. The Corporation shall indemnify its directors to the fullest extent permitted by the Nevada Revised Statutes and may, if and to the extent authorized by the Board of Directors, so indemnify its officers and any other person whom it has the power to indemnify against liability, reasonable expense or other matter whatsoever.

Section 8.10. Insurance. The Corporation may at the discretion of the Board of Directors purchase and maintain insurance on behalf of any person who holds or who has held any position identified in Section 8.9 against any and all liability incurred by such person in any such position or arising out of his status as such.

Section 8.11. Resignation. Any director, officer or agent may resign by giving written notice to the President or the Secretary. Such resignation shall take effect at the time specified therein or immediately if no time is specified therein. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 8.12. Off-Shore Offerings. In all offerings of securities pursuant to Regulation S of the Securities Act of 1933, as amended (the “Act”), the Corporation shall require that its stock transfer agent refuse to register any transfer of securities not made in accordance with the provisions of Regulation S, pursuant to registration under the Act or an available exemption thereunder.

Section 8.13. Amendment of Bylaws. The Board of Directors shall have power to amend, modify or repeal these Bylaws, or adopt any new provision. The stockholders of the Corporation shall also have the power to amend, modify or repeal these Bylaws, or adopt any new provision, at a duly called meeting of the stockholders; provided, that notice of the proposed amendment, modification or repeal was given in the notice of the meeting.

Section 8.14. Invalid Provisions. If any part of these Bylaws shall be held invalid or inoperative for any reason, the remaining parts, so far as possible and reasonable, shall be valid and operative.

Section 8.15. Relation to Articles of Incorporation. These Bylaws are subject to, and governed by, the Articles of Incorporation.

***

Appendix D

Preferred Stock:

The Board of Directors of the Corporation is vested with the authority to determine and state the designations and preferences, limitations, relative rights and voting rights, if any, of each series by the adoption and filing in accordance with the Delaware General Corporation Law, before the issuance of any shares of such series, of an amendment or amendments to this Certificate of incorporation determining the terms of such series, which amendment need not be approved by the stockholders or the holders of any class or series of shares except as provided by law. All shares of preferred stock of the same series shall be identical.

No share shall be issued without consideration being exchanged, and it shall thereafter be non-assessable.

The following is a description of each class of stock of the Corporation with the preferences, conversion and other rights, restrictions, voting powers, limitations as to distributions, qualifications, and terms and conditions of redemption of each class:

FIRST: The Common Stock shall have voting rights such that each share of Common Stock duly authorized, issued and outstanding shall entitle its holder to one vote.

SECOND: Notwithstanding any provision of this Certificate of Incorporation to the contrary, the affirmative vote of a majority of all the votes entitled to be cast on the matter shall be sufficient, valid and effective, after due authorization, approval or advice of such action by the Board of Directors, as required by law, to approve and authorize the following acts of the Corporation:

(i) any amendment of this Certificate of Incorporation;

(ii) the merger of the Corporation into another corporation or the merger of one or more other corporations into the Corporation;

(iii) the sale, lease, exchange or other transfer of all, or substantially all, of the property and assets of the Corporation, including its goodwill and franchises;

(iv) the participation by the Corporation in a share exchange (as defined in Delaware General Corporation Law); and

(v) the voluntary or involuntary liquidation, dissolution or winding-up of or the revocation of any such proceedings relating to the Corporation.

ARTICLE VII

QUORUM PROTECTIVE PROVISIONS

Quorum. The presence in person or by proxy of the holders of record of a majority of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote thereat shall constitute a quorum at all meetings of the stockholders, except as otherwise provided by the Delaware General Corporation Law, by this Certificate of Incorporation or by the Corporation's By-Laws. If less than a quorum shall be in attendance at the time for which the meeting shall have been called, the meeting may be adjourned from time to time by a majority vote of the stockholders present or represented, without any notice other than by announcement at the meeting, until a quorum shall attend. At any adjourned meeting at which a quorum shall attend,

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any business may be transacted which might have been transacted if the meeting had been held as originally called.

ARTICLE VIII

PREEMPTIVE RIGHTS

A shareholder of the Corporation shall not be entitled to a preemptive or preferential right to purchase, subscribe for, or otherwise acquire any unissued or treasury shares of stock of the Corporation, or any options or warrants to purchase, subscribe for or otherwise acquire any such unissued or treasury shares, or any shares, bonds, notes, debentures, or other securities convertible into or carrying options or warrants to purchase, subscribe for or otherwise acquire any such unissued or treasury shares.

ARTICLE IX

CUMULATIVE VOTING RIGHTS

The shareholders shall not be entitled to cumulative voting rights.

ARTICLE X

BOARD OF DIRECTORS

The Board of Directors shall consist of not less than one (1) and not more than nine (9) directors. Within the foregoing limits, the number of directors from time to time comprising the entire board of directors shall be fixed by or in the manner provided in the By-Laws.

(1) The Board of Directors shall have the power to authorize the issuance from time to time of shares of stock of any class, whether now or hereafter authorized, or securities convertible into or exercisable for shares of its stock of any class or classes, including options, warrants or rights, whether now or hereafter authorized.

(2) The Board of Directors shall have the power, if authorized by the By-Laws, to designate by resolution or resolutions adopted by a majority of the Board of Directors, one or more committees, each committee to consist of two or more of the directors of the Corporation, which, to the extent provided in said resolutions or in the By-Laws of the Corporation and permitted by the Delaware General Corporation Law, shall have and may exercise any or all of the powers of the Board of Directors in the management of the business and affairs of the Corporation, and shall have power to authorize the seal of the Corporation to be affixed to all instruments and documents which may require it.

(3) If the By-Laws so provide, the Board of Directors shall have the power to hold its meetings, to have an office or offices and, subject to the provisions of Delaware General Corporate Law, to keep the books of the Corporation, outside of said State at such place or places as may from time to time be designated by it.

(4) The Board of Directors shall have the power to borrow or raise money, from time to time and without limit, and upon any terms, for any corporate purposes; and, subject to the Delaware General Corporation Law, to authorize the creation, issuance, assumption or guaranty of bonds, notes or other evidences of indebtedness for moneys so borrowed, to include therein necessary provisions such as redemption, conversion or otherwise, as the Board of Directors, in its sole discretion, may determine and to secure the payment of principal, interest or sinking fund in

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respect thereof by mortgage upon, or the pledge of, or the conveyance or assignment in trust of, the whole or any part of the properties, assets and goodwill of the Corporation then owned or thereafter acquired.

(5) The Board of Directors shall have the power to adopt, amend and repeal the By-Laws of the Corporation.

The enumeration and definition of a particular power of the Board of Directors included in the foregoing shall in no way be limited or restricted by reference to or inference from the terms of any other clause of this or any other article of this Certificate of Incorporation, or construed as or deemed by inference or otherwise in any manner to exclude or limit any powers conferred upon the Board of Directors under the laws of the State of Delaware now or hereafter in force.

ARTICLE XI

INDEMNIFICATION

The Corporation may:

(B) Indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, fiduciary or agent of another Corporation, partnership, joint venture, trust or other enterprise against expenses (including attorney fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation; but no indemnification shall be made in respect of any claim, issue, or matter as to which such person has been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless and only to the extent that the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses which such court deems proper.

(C) Indemnify a director, officer, employee, fiduciary or agent of a corporation to the extent he has been successful on the merits in defense of any action, suit, or proceeding referred to in (A) or (B) of this Article XII or in defense of any claim, issue, or matter therein, against expenses (including attorney fees) actually and reasonably incurred by him in connection therewith.

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Any indemnification under (A) or (B) of this Article XI (unless ordered by a court) and as distinguished from (C) of this Article shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee, fiduciary or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in (A) or (B) above. Such determination shall be made by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit, or proceeding, or, if such a quorum is not obtainable or, even if obtainable, if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or by the shareholders.

Expenses (including attorney fees) incurred in defending a civil or criminal action, suit, or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit, or proceeding upon receipt of an undertaking by or on behalf of the director, officer, employee, fiduciary or agent to repay such amount unless it is ultimately determined that he is entitled to be indemnified by the Corporation as authorized in this Article XI.

The indemnification provided by this Article XI shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any by-law, agreement, vote of shareholders or disinterested directors, or otherwise, and any procedure provided for by any of the foregoing, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, fiduciary or agent and shall inure to the benefit of heirs, executors, and administrators of such a person.

The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, fiduciary or agent of the Corporation or who is or was serving at the request of the Corporation as a director, officer, employee, fiduciary or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under provisions of this Article XI.

ARTICLE XII

TRANSACTIONS WITH INTERESTED PARTIES

No contract or other transaction between the Corporation and one (1) or more of its directors or any other Corporation, firm, association, or entity in which one (1) or more of its directors are directors or officers or are financially interested shall be either void or voided solely because of such relationship or interest, or solely because such directors are present at the meeting of the board of directors or a committee thereof which authorizes, approves, or ratifies such contract or transaction, or solely because their votes are counted for such purpose if:

(A) The fact of such relationship or interest is disclosed or known to the Board of Directors or committee that authorizes, approves, or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes or consents of such interested directors;

(B) The fact of such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve, or ratify such contract or transaction by vote or written consent; or

(C) The contract or transaction is fair and reasonable to the Corporation.

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Common or interested directors may be counted in determining the presence of a quorum, as herein previously defined, at a meeting of the Board of Directors or a committee thereof that authorizes, approves, or ratifies such contract or transaction.

ARTICLE XIII

VOTING OF SHAREHOLDERS

Except as may be otherwise required by law, if a quorum is present, the affirmative vote of a majority of the outstanding shares represented at the meeting and entitled to vote thereon, or of any class or series, shall be the act of the shareholders on all matters except the election of directors. Directors shall be elected by plurality vote.

ARTICLE XIV

LIABILITY OF DIRECTORS

To the maximum extent permitted by law, no director of the Corporation shall be personally liable for money damages to the Corporation or any of its stockholders for money damages for breach of fiduciary duty as a director.

ARTICLE XV

INCORPORATOR

The name and address of the Incorporator is as follows:

Michael Anthony
330 Clematis Street, Ste. 217
West Palm Beach, FL 33401

IN WITNESS WHEREOF, the incorporator has executed this Certificate of Incorporation on January 10, 2008.

Michael Anthony

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State of Delaware
Secretary of State
Division of Corporations
Delivered 02:09 PM 02/06/2008
FILED 02:09 PM 02/06/2008
SRV 080125833 - 4497795 FILE

CERTIFICATE OF MERGER OF
AMERICOM NETWORKS INTERNATIONAL, INC.
(a Florida corporation)
and
AMERICOM NETWORKS INTERNATIONAL, INC.
(a Delaware corporation)

Pursuant to the provisions of Sections 252 of Delaware General Corporation Law, the foreign corporation and the domestic corporation herein named do hereby adopt the following Certificate of Merger.

1. Americom Networks International, Inc., a Florida corporation formed on July 22, 1988 is merging with Americom Networks International, Inc., a Delaware Corporation, such that Americom Networks International, Inc., a Delaware Corporation shall be the Surviving Corporation.

2. An Agreement of Merger has been approved, adopted, certified, executed and acknowledged by the Board of Directors and majority shareholders of both the Merged Corporation and the Surviving Corporation.

3. The name of the surviving corporation is Americom Networks International, Inc., a Delaware corporation.

4. The Certificate of Incorporation of the Surviving Corporation shall be its Certificate of Incorporation.

5. An executed copy of the Agreement of Merger is on file an the principal office of the surviving corporation at 330 Clematis Street, Suite 217, West Palm Beach, Florida 33401 and such executed Agreement of Merger or a copy thereof will be furnished by the surviving corporation, on request and without cost, to any stockholder of either the Surviving Corporation or the non-surviving corporation.

6. The merger of the Merged Corporation with and into the Surviving Corporation is permitted by the laws of the jurisdiction of organization of the Merged Corporation and has been authorized in compliance with said laws, by which the Merged Corporation is governed.

7. The total authorized capital stock of the non surviving corporation (Americom Networks International, Inc., Florida) is Fifty Million Shares (50,000,000) comprised of Fifty Million (50,000,000) common shares, $.001 par value. The Agreement of Merger was approved by a vote of 89% of all shares of stock entitled to vote, which vote is sufficient for the approval of the Agreement of Merger.

8. The Agreement of Merger was approved by written consent of the sole stockholder of the Surviving Corporation and by the Board of Directors of the Surviving Corporation pursuant to the provisions of Section 252, which incorporate Section 251 of the Delaware General Corporation Law.

9. The merger herein provided for shall become effective in the State of Delaware upon filing.

Executed February 6, 2008

AMERICOM NETWORKS INTERNATIONAL, INC.,
a Delaware corporation

By: ______________________
Michael Anthony, President

authorized, issued and outstanding shall entitle its holder to one vote.

SECOND: Section 1. There shall be a series of the voting preferred stock of the Company which shall be designated as the "Series B Preferred Stock," $0.001 par value, and the number of shares constituting such series shall be One Million (1,000,000). Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Series B Preferred Stock to a number less than that of the shares then outstanding plus the number of shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Company. The holders of Series B Preferred Stock may be referred to herein as "Holders".

Section 2. Voting Rights.

The holders of shares of Series B Preferred Stock shall have the following voting rights:

(a) Each share of Series B Preferred Stock shall entitle the holder thereof to 10 votes on all matters submitted to a vote of the stockholders of the Company.

(b) Except as otherwise provided herein, in the Company's Articles of Incorporation or by law, the holders of shares of Series B Preferred Stock, the holders of shares of Common Stock, and the holders of shares of any other capital stock of the Company having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Company.

Section 3. Conversion. The holders of the Series B Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

(a) Right to convert. Each share of Series B Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share at the office of the corporation or any transfer agent for such Series B Preferred Stock. Each share of Series B Preferred Stock shall be convertible into ten (10) shares of Common Stock (the "Conversion Price"). In the event that the Company has not maintained sufficient common stock to allow for the conversion, at the time of a conversion election, the Company agrees to forthwith take necessary steps to amend its articles of incorporation to provide for sufficient authorized common stock to allow for conversion.

Section 4. Dividends and Distributions.

Subject to the rights of the holders of any shares of any series of preferred stock of the Company ranking prior and superior to the Series B Preferred Stock with respect to dividends, the holders of shares of Series B Preferred Stock, in preference to the holders of shares of Common Stock, $0.001 par value (the "Common Stock"), of the Company and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, dividends payable on the same basis of the Common Stock. That is, the Company shall declare a dividend or distribution on the Series B Preferred Stock simultaneously when it declares a dividend or distribution on the Common Stock.

Section 5. Reacquired Shares.

Any shares of Series B Preferred Stock purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. The

Company shall cause all such shares upon their cancellation to be authorized but unissued shares of Preferred Stock which may be reissued as part of a new series of Preferred Stock, subject to the conditions and restrictions on issuance set forth herein.

Section 6. Ranking.

The Series B Preferred Stock shall rank junior to all other series of the Company's Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

Section 7. Fractional Shares.

Series B Preferred Stock may be issued in fractions which are integral multiples of one one-hundredth of a share. Fractions of shares of Series B Preferred Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by the Company. The holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Series B Preferred Stock represented by such depositary receipts.

Section 8. Liquidation Preference.

In the event of any liquidation, dissolution, or winding up of the Corporation, whether voluntary or not, the holders of Series B Preferred Stock shall be entitled to receive, before any amount shall be paid to holders of Common Stock, an amount per share equal to $1.00 as adjusted for stock splits, combinations, or similar events. If, upon the occurrence of a liquidation, dissolution, or winding up, the assets and surplus funds distributed among the holders of the Preferred Stock shall be insufficient to permit the payment to such holders of the full preferential amount, then the entire assets and surplus funds of the corporation legally available for distribution shall be distributed ratably among the holders of Series B Preferred Stock based on the number of shares held and the liquidation preference of $1.00 (as adjusted). If, upon the occurrence of a liquidation, dissolution, or winding up, after the payment to the holders of Series B Preferred Stock of the preferential amount, assets or surplus funds remain in the Corporation, the holders of Series B Preferred Stock and Common Stock shall be entitled to receive all such remaining assets and surplus funds ratably on a per share owned basis.

Third: All the rest and remainder of the Certificate of Incorporation of the Corporation shall remain in full force and effect.

Fourth: The effective date of this Amendment shall be August 1, 2008.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer as of this 1st day of August, 2008.

AMERICOM NETWORKS INTERNATIONAL, INC.

By: ______________________

Michael Anthony, President

Appendix E

AMENDED AND RESTATED BY-LAWS
OF
HIGHLAND RIDGE, INC.

ARTICLE I
MEETINGS OF STOCKHOLDERS

SECTION 1. THE ANNUAL MEETING. The annual meeting of the stockholders of Highland Ridge, Inc. (the "Corporation") for the election of directors and for the transaction of such other business as may come before the meeting shall be held within one hundred and fifty days after the close of the Corporation's Fiscal Year at such date, time, and location as the Board of Directors shall designate.

SECTION 2. SPECIAL MEETINGS. Special meetings of the stockholders, unless otherwise prescribed by statute, may be called at any time by the Board of Directors or the President and shall be called by the President or Secretary at the request in writing of stockholders of record owning at least twenty-five per centum (25%) of the shares of stock of the Corporation outstanding and entitled to vote.

SECTION 3. NOTICE OF MEETINGS. Notice of the place, date and time of the holding of each annual and special meeting of the stockholders and, in the case of a special meeting, the purpose or purposes thereof, shall be given personally or by mail in a postage prepaid envelope to each stockholder entitled to vote at such meeting, not less than ten nor more than sixty days before the date of such meeting, and, if mailed, shall be directed to such stockholder at his address as it appears on the records of the Corporation, unless he shall have filed with the Secretary of the Corporation a written request that notices to him be mailed to some other address, in which case it shall be directed to him at such other address. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall attend such meeting in person or by proxy and shall not, at the beginning of such meeting, object to the transaction of any business because the meeting is not lawfully called or convened, or who shall, either before or after the meeting, submit a signed waiver of notice, in person or by proxy. Unless the Board of Directors shall fix, after the adjournment, a new record date for an adjourned meeting, notice of such adjourned meeting need not be given if the time and place to which the meeting shall be adjourned were announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

SECTION 4. PLACE OF MEETINGS. Meetings of the stockholders may be held at such place, within or without the State of Delaware, as the Board of Directors or the officer calling the same shall specify in the notice of such meeting, or in a duly executed waiver of notice hereof.

SECTION 5. QUORUM. At all meetings of the stockholders the holders of a majority of the votes of the shares of stock of the Corporation issued and outstanding and entitled to vote shall be present in person or by proxy to constitute a quorum for the transaction of any business, except as otherwise provided by statute or in the Certificate of Incorporation. In the absence of a quorum, the holders of a majority of the shares of stock present in person or by proxy and entitled to vote, or if no stockholder entitled to vote is present, then any officer of the Corporation may adjourn the meeting. At any such adjourned meeting at which a quorum may be present, any business may be transacted which might have been transacted at the meeting as originally called.

SECTION 6. ORGANIZATION. At each meeting of the stockholders, the President, or in his absence or inability to act, any person chosen by a majority of those stockholders present, in person or by proxy and entitled to vote, shall act as chairman of the meeting. The Secretary, or in his absence or inability to act, any person appointed by the chairman of the meeting, shall act as secretary of the meeting and keep the minutes thereof.

SECTION 7. ORDER OF BUSINESS. The order of business at all meetings of the stockholders shall be as determined by the chairman of the meeting.

SECTION 8. VOTING. Except as otherwise provided by statute, by the Certificate of Incorporation, or by any certificate duly filed in the State of Delaware pursuant to Section 151 of the Delaware General Corporation Law, each holder of record of shares of stock of the Corporation having voting power shall be entitled at each meeting of the stockholders to one vote for every share of such stock standing in his name on the record of stockholders of the Corporation on the date fixed by the Board of Directors as the record date for the determination of the stockholders who shall be entitled to notice of and to vote at such meeting; or if such record date shall not have been so fixed, then at the close of business on the day next preceding the date on which notice thereof shall be given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; or each stockholder entitled to vote at any meeting of stockholders may authorize another person or persons to act for him by a proxy signed by such stockholder or his attorney-in-fact. Any such proxy shall be delivered to the secretary of such meeting at or prior to the time designated in the order of business for so delivering such proxies. No proxy shall be valid after the expiration of three years from the date thereof, unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the stockholder executing it, except in those cases where an irrevocable proxy is permitted by law. Except as otherwise provided by statute, these By-Laws, or the Certificate of incorporation, any corporate action to be taken by vote of the stockholders shall be authorized by a majority of the total votes, cast at a meeting of stockholders by the holders of shares present in person or represented by proxy and entitled to vote on such action. Unless required by statute, or determined by the chairman of the meeting to be advisable, the vote on any question need not be by written ballot. On a vote by written ballot, each ballot shall be signed by the stockholder voting, or by his proxy, if there be such proxy, and shall state the number of shares voted.

SECTION 9. LIST OF STOCKHOLDERS. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

SECTION 10. ACTION BY WRITTEN CONSENT. Any action which is required to be or may be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice to stockholders and without a vote if consents in writing, setting forth the action so taken, shall have been signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or to take such action at a meeting at which all shares entitled to vote thereon were present and voted.

SECTION 11. DURATION AND REVOCATION OF CONSENTS. Consents to corporate action shall be valid for a maximum of sixty (60) days after the date of the earliest dated consent delivered to the Corporation in the manner provided in Section 228(c) of the Delaware General Corporation Law. Consents may be revoked by written notice (i) to the Corporation, (ii) to the stockholder or stockholders soliciting consents or soliciting revocations in opposition to action by consent proposed by the Corporation (the "Soliciting Stockholders"), or (iii) to a proxy solicitor or other agent designated by the Corporation or the Soliciting Stockholders.

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SECTION 12. NOTICE OF ACTION BY CONSENT. The Corporation shall give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of stockholders to take the Action were delivered to the Corporation in the manner provided in Section 228(c) of the Delaware General Corporation Law.

ARTICLE II
BOARD OF DIRECTORS

SECTION 1. GENERAL POWERS. The business and affairs of the Corporation shall be managed by the Board of Directors. The Board of Directors may exercise all such authority and powers of the Corporation and do all such lawful acts and things as are not by statute or the Certificate of Incorporation directed or required to be exercised or done by the stockholders.

SECTION 2. NUMBER, QUALIFICATIONS, ELECTION, AND TERM OF OFFICE. The number of directors of the Corporation shall be as determined by vote of a majority of the entire Board of Directors. All of the directors shall be of full age. Directors need not be stockholders. Except as otherwise provided by statute or these By-Laws, the directors shall be elected at the annual meeting of the stockholders for the election of directors at which a quorum is present, and the persons receiving a plurality of the votes cast at such election shall be elected. Each director shall hold office until the next annual meeting of the stockholders and until his successor shall have been duly elected and qualified or until his death, or until he shall have resigned, or have been removed, as hereinafter provided in these ByLaws, or as otherwise provided by statute or the Certificate of Incorporation.

SECTION 3. PLACE OF MEETING. Meetings of the Board of Directors may be held at such place, within or without the State of Delaware, as the Board of Directors may from time to time determine or shall be specified in the notice or waiver of notice of such meeting.

SECTION 4. FIRST MEETING. The Board of Directors shall meet for the purpose of organization, the election of the officers of the Corporation, and the transaction of other business, as soon as practicable after each annual meeting of the stockholders. Notice of such meeting need not be given. Such meeting may be held at any other time or place (within or without the State of Delaware) which shall be specified in a notice thereof given as hereinafter Provided in Section 7 of this Article II.

SECTION 5. REGULAR MEETINGS. Regular meetings of the Board of Directors shall be held at such time and at such place as the Board of Directors may from time to time determine. If any day fixed for a regular meeting shall be a legal holiday at the place where the meeting is to be held, then the meeting which would otherwise be held on that day shall be held at the same hour on the next succeeding business day. Notice of regular meetings of the Board of Directors need not be given except as otherwise required by statute or these By-Laws.

SECTION 6. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by one or more directors of the Corporation or by the President.

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SECTION 7. NOTICE OF MEETINGS. Notice of each special meeting of the Board of Directors (and of each regular meeting for which notice shall be required) shall be given by the Secretary as hereinafter provided in this Section 7, in which notice shall be stated the time and place of the meeting. Notice of each such meeting shall be delivered to each director either personally or by telephone, telegraph cable or wireless, at least twenty-four hours before the time at which such meeting is to be held or by first-class ail, postage prepaid, addressed to him at his residence, or usual place of business, at least three days before the day on which such meeting is to beheld. Notice of any such meeting need not be given to any director who shall, either before or after the meeting, submit a signed waiver of notice or who shall attend such meeting without protesting, prior to or at its commencement, the lack of notice to him. Except as otherwise specifically required by these By-Laws, a notice or waiver of notice of any regular or special meeting need not state the purpose of such meeting.

SECTION 8. QUORUM AND MANNER OF ACTING. A majority of the entire Board of Directors shall be present in person at any meeting of the Board of Directors in order to constitute a quorum for the transaction of business at such meeting, and, except as otherwise expressly required by statute or the Certificate of Incorporation, the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors. In the absence of a quorum at any meeting of the Board of Directors, a majority of the directors present thereat, or if no director be present, the Secretary may adjourn such meeting to another time and place, or such meeting, unless it be the first meeting of the Board of Directors, need not be held. At any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called. Except as provided in Article III of these By-Laws, the directors shall act only as a Board and the individual directors shall have no power as such.

SECTION 9. ORGANIZATION. At each meeting of the Board of Directors, the President, or, in his absence or inability to act, another director chosen by a majority of the directors present shall act as chairman of the meeting and preside thereat. The Secretary (or, in his absence or inability to act any person appointed by the chairman) shall act as secretary of the meeting and keep the minutes thereof.

SECTION 10. RESIGNATIONS. Any director of the Corporation may resign at any time by giving written notice of his resignation to the Board of Directors or the President or the Secretary. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

SECTION 11. VACANCIES. Vacancies may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the manner provided by statute. If, at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole Board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or holders of at least ten percent of the votes of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office. Except as otherwise provided in these ByLaws, when one or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this section in the filling of other vacancies.

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SECTION 12. REMOVAL OF DIRECTORS. Except as otherwise provided in the Certificate of Incorporation or in these By-Laws, any director may be removed, either with or without cause, at any time, by the affirmative vote of a majority of the votes of the issued and outstanding stock entitled to vote for the election of directors of the Corporation given at a special meeting of the stockholders called and held for the purpose; and the vacancy in the Board of Directors caused by any such removal may be filled by such stockholders at such meeting, or, if the stockholders shall fail to fill such vacancy, as in these ByLaws provided.

SECTION 13. COMPENSATION. The Board of Directors shall have authority to fix the compensation, including fees and reimbursement of expenses, of directors for services to the Corporation in any capacity, provided no such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

SECTION 14. ACTION WITHOUT MEETING Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

ARTICLE III
COMMITTEES

SECTION 1. COMMITTEES. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it.

SECTION 2. COMMITTEE RULES. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article III of these by-laws.

ARTICLE IV
OFFICERS

SECTION 1. NUMBER AND QUALIFICATIONS. The officers of the Corporation shall be the President, Secretary, and Treasurer. Any two or more offices may be held by the same person. Such officers shall be elected from time to time by the Board of Directors, each to hold office until the meeting of the Board of Directors following the next annual meeting of the stockholders, or until his successor shall have been duly elected and shall have qualified, or until his death, or until he shall have resigned, or have been removed, as hereinafter provided in these By-Laws. The Board of Directors may from time to time elect, or the President may appoint, such other officers (including, but not limited to, one or more Vice Presidents, Assistant Vice Presidents, Assistant Secretaries, and Assistant Treasurers), and such agents, as may be necessary or desirable for the business of the Corporation. Such other officers and agents shall have such duties and shall hold their offices for such terms as may be prescribed by the Board of Directors or by the appointing authority.

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SECTION 2. RESIGNATIONS. Any officer of the Corporation may resign at any time by giving written notice of his resignation to the Board of Directors, the President or the Secretary. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

SECTION 3. REMOVAL. Any officer or agent of the Corporation may be removed, either with or without cause, at any time, by the vote of the majority of the entire Board of Directors at any meeting of the Board of Directors, or, except in the case of an officer or agent elected or appointed by the Board of Directors, by the President. Such removal shall be without prejudice to the contractual rights, if any, of the person so removed.

SECTION 4. VACANCIES. A vacancy in any office, whether arising from death, resignation, removal or any other cause, may be filled for the unexpired portion of the term of the office which shall be vacant, in the manner prescribed in these By-Laws for the regular election or appointment of such office.

SECTION 5. OFFICERS' BONDS OR OTHER SECURITY. If required by the Board of Directors, any officer of the Corporation shall give a bond or other security for the faithful performance of his duties, in such amount and with such surety or sureties as the Board of Directors may require.

SECTION 6. COMPENSATION. The compensation of the officers of the Corporation for their services as such officers shall be fixed from time to time by the Board of Directors; provided, however, that the Board of Directors may delegate to the President the power to fix the compensation of officers and agents appointed by the President. An officer of the Corporation shall not be prevented from receiving compensation by reason of the fact that he is also a director of the Corporation.

SECTION 7. PRESIDENT. The President shall be the Chief Executive Officer of the Corporation and shall have the general and active management of the business of the Corporation and general and active supervision and direction over the other officers, agents and employees and shall see that their duties are properly performed. He shall, if present, preside at each meeting of the stockholders and of the Board of Directors and shall be an ex-officio member of all committees of the Board of Directors. He shall perform all duties incident to the office of President and Chief Executive Officer and such other duties as may from time to time be assigned to him by the Board of Directors.

SECTION 8. SECRETARY. The Secretary shall:

(a) Keep or cause to be kept in one or more books provided for that purpose, the minutes of the meetings of the Board of Directors, the committees of the Board of Directors and the stockholders;

(b) See that all notices are duly given in accordance with the provisions of these By-Laws and as required by law;

(c) Be custodian of the records and the seal of the Corporation and affix and attest the seal to all stock certificates of the Corporation (unless the seal of the Corporation on such certificates shall be a facsimile, as hereinafter provided) and affix and attest the seal to all other documents to be executed on behalf of the Corporation under its seal;

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(d) See that the books, reports, statements, certificates and other documents and records required by law to be kept and filed are properly kept and filed; and

(e) In general, perform all the duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Board of Directors or the President.

SECTION 9. TREASURER. The Treasurer shall be the chief financial officer of the Corporation and shall exercise general supervision over the receipt, custody, and disbursements of corporate funds. The Treasurer shall sign, make and indorse in the name of the corporation, all checks, drafts, warrants and orders for the payment of money, and pay out and dispose of same and receipts for such, and, in general, perform all the duties incident to the office of Treasurer. He shall have such further powers and duties as may be conferred upon him from time to time by the President or the Board of Directors.

ARTICLE V
INDEMNIFICATION

To the fullest extent permitted by law, the Corporation shall indemnify any director or officer of the Corporation who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suitor proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, agent or employee of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees), liability, loss, judgment, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceedings, had no reasonable cause to believe his conduct was unlawful. The termination of any action, upon a plea of nolo contendere or equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect of any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

Such indemnity shall inure to the benefit of the heirs, executors and administrators of any director or officer so indemnified pursuant to this Article. The right to indemnification under this Article shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its disposition; provided however, that, if the Delaware General Corporation Law requires, the payment of such expenses incurred in advance of the final disposition of a proceeding shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article or otherwise. Such indemnification and advancement of expenses shall be in addition to any other rights to which those directors and officers seeking indemnification and advancement of expenses may be entitled under any law, agreement, vote of stockholders, or otherwise.

Any repeal or amendment of this Article by the stockholders of the Corporation or by changes in applicable law shall, to the extent permitted by applicable law, be prospective only, and shall not adversely affect any right to indemnification or advancement of expenses of a director or officer of the Corporation existing at the time of such repeal or amendment. In addition to the foregoing, the right to indemnification and advancement of expenses shall be to the fullest extent permitted by the General Corporation Law of the State of Delaware or any other applicable law and all amendments to such laws as hereafter enacted from time to time.

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ARTICLE VI
STOCK

SECTION 1. CERTIFICATES. Every holder of stock shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman of the Board of Directors, if any, or the President, and by the Secretary or an Assistant Secretary, of the Corporation, certifying the number of shares owned by him in the Corporation. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

SECTION 2. LOST, STOLEN OR DESTROYED STOCK CERTIFICATES; ISSUANCE OF NEW CERTIFICATES. The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

ARTICLE VII
MISCELLANEOUS

SECTION 1. FISCAL YEAR. The fiscal year of the Corporation shall begin on the first day of January of each year and end on the last day of December of each year.

SECTION 2. SEAL. The Board of Directors shall provide a corporate seal, which shall be in the form of the name of the Corporation and the words and figures "Corporate Seal, Highland Ridge, Inc., Delaware 2004".

SECTION 3. WAIVER OF NOTICE OF MEETINGS OF STOCKHOLDERS, DIRECTORS AND COMMITTEES. Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice.

SECTION 4. INTERESTED DIRECTORS; QUORUM. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other Corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (l) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

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SECTION 5. FORM OF RECORDS. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

SECTION 6. AMENDMENTS. These By-Laws may be amended or repealed, or new By-Laws may be adopted, (1) at any annual or special meeting of the stockholders, by a majority of the total votes of the stockholders, present or in person or represented by proxy and entitled to vote on such action; provided, however, that the notice of such meeting shall have been given as provided in these By-Laws, which notice shall mention that amendment or repeal of these By-Laws, or the adoption of new By-Laws, is one of the purposes of such meeting; (2) by written consent of the stockholders pursuant to Section 10 of Article I; or (3) by action of the Board of Directors.

I, the undersigned, Secretary of the Corporation, do hereby certify that the foregoing is a true, complete, and accurate copy of the By-laws of Highland Ridge, Inc., duly adopted by unanimous written consent of the Board of Directors on the 5th day of August, 2008, and I do further certify that these Bylaws have not since been altered, amended, repealed, or rescinded, and are now in full force and effect.

/s/ Michael Anthony
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Michael Anthony
Secretary

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